UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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ArQule, Inc.

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LETTER TO STOCKHOLDERS
ArQule has begun 2014 with a solid financial position that will support a re-calibrated Phase 3 pivotal clinical development program for tivantinib (ARQ 197), as well as further development of our prioritized proprietary compounds, ARQ 092 and ARQ 087.
The primary focus of the tivantinib program for the Company and our partners is on two pivotal Phase 3 trials evaluating the benefit of single agent tivantinib therapy in previously treated patients with MET diagnostic-high, inoperable hepatocellular carcinoma (HCC). These include the METIV-HCC trial in the West, conducted by Daiichi Sankyo and ArQule, and the JET-HCC trial in Japan conducted by Kyowa Hakko Kirin.
The METIV-HCC trial is a Phase 3, randomized, double-blind controlled study conducted under a Special Protocol Assessment (SPA) agreement with the U.S. FDA with the primary endpoint of overall survival. We are pleased that the Data Monitoring Committee of METIV-HCC recently recommended continuation of the trial with a dose reduction from 240 milligrams tablets twice daily (BID) to 120 milligrams tablets BID.
This dose reduction was implemented in September, 2013 following the observation of a higher incidence of neutropenia in the initial phase of the trial than that observed in a previous Phase 2 trial in the same patient population. The DMC recommendation was based on safety analyses among a predefined number of patients showing that the incidence of neutropenia in this lower dose cohort was reduced. Pharmacokinetic analyses demonstrated that the plasma exposure of the lower dose was comparable to the exposure achieved with the 240 milligram capsules BID dose employed in the Phase 2 trial, with similar medians and overlapping ranges. We plan to enroll approximately 300 patients at about 120 clinical sites worldwide in this trial.
All patients in METIV-HCC will be screened based on MET levels, and only those diagnosed as MET-high will be enrolled. We are employing a companion MET diagnostic to determine the presence of this predictive biomarker in the ITT population. The rate of enrollment in this trial will depend in part on the screen failure rate of patients, and we are currently estimating that the last patient will be enrolled by mid-2016.
The JET-HCC (Japanese Evaluation of Tivantinib in Hepatocellular Carcinoma) trial is being conducted in Japanese patients with MET diagnostic-high, inoperable disease, with progression-free survival (PFS) as the primary endpoint. The planned total enrollment in JET-HCC is approximately 160 patients.
With the METIV-HCC and JET-HCC trials now ongoing, we have a global pivotal program that is at the cutting edge of science because it focuses on a biomarker-defined patient population previously shown to benefit significantly from such treatment in a randomized Phase 2 trial. No systemic therapy has been shown to be effective yet in patients with advanced HCC, so this program if successful could provide an important advance in this area of high unmet need.
During 2013 we have continued to release data regarding our NSCLC program with tivantinib. At the European Cancer Congress in September, 2013, final data analyses from the Phase 3 MARQUEE trial demonstrated that the treatment arm of tivantinib plus erlotinib significantly outperformed the control arm of erlotinib plus placebo in the evaluable MET High NSCLC patient subgroup, as measured primarily by overall survival and progression-free survival. MARQUEE was stopped in the fall of 2012 after a planned interim analysis showed that a significant improvement in progression-free survival favoring the treatment arm would not translate to a statistically significant improvement in the primary endpoint of overall survival in the broad intent-to-treat (ITT) population.
In January, 2014 Kyowa Hakko Kirin provided top-line results from the amended Phase 3 ATTENTION trial in non-squamous NSCLC patients with wild type epidermal growth factor receptor (EGFR) in Asia. Enrollment had been originally planned for 460 patients, and the statistical analysis plan was calibrated accordingly and remained unchanged. Recruitment of new patients was permanently suspended in October, 2012, following an observed imbalance in interstitial lung disease cases as a drug-related adverse event. Patients treated as of that time were allowed to continue after being re-consented, and a total of 307 patients were included in the final analysis. In the ITT population, improved overall survival, progression-free survival and overall response rate favored the treatment arm of tivantinib plus erlotinib, but the trial did not meet statistical significance. We expect that Kyowa Hakko Kirin will present complete data from ATTENTION at a future scientific forum.
In reviewing both of these NSCLC trials, we have observed signals of clinical utility associated with the combination of tivantinib and erlotinib. Pending the final analysis of the EGFR mutant patient sub-group from the MARQUEE trial, we will consider what options may exist for this combination in the future.
The National Cancer Institute, through its Cancer Therapy Evaluation Program, continues to support a number of investigator-sponsored clinical trials with tivantinib as a single agent and in multiple combinations. Indications for which randomized Phase 2 trials are ongoing under such sponsorship include prostate, head and neck, and kidney cancers. Phase 2 open label, signal generation studies are ongoing in multiple myeloma, breast cancer and malignant mesothelioma. We look forward to sharing data from these trials as they become available.
With respect to our proprietary pipeline, during the past year two compounds have emerged and have been prioritized for further investment: ARQ 092 and ARQ 087.
ARQ 092 is an orally bioavailable non-ATP competitive allosteric inhibitor of Akt. Interim data from the Phase 1a trial with ARQ 092 were presented at the American Association for Cancer Research Annual Meeting in April, 2013, demonstrating inhibition of the Akt pathway and a thus far manageable safety profile. Early signs of efficacy include a partial response in a patient with small lymphocytic leukemia and a PI3K mutation, as well as long-term stable disease.
ARQ 087 is a multi-kinase inhibitor with pan-fibroblast growth factor receptor (FGFR) activity. The compound has shown a safety profile slightly different from other FGFR kinase inhibitors in the clinic, with no renal toxicities observed so far and early evidence of clinical activity with long term stable disease.
Both compounds are currently in the final stage of the dose escalation portion of their Phase 1a trials. During 2014, we expect to conclude and present data from the Phase 1a trials with both ARQ 092 and ARQ 087 and to initiate Phase 1b expansion cohorts. We are also exploring pre-clinically potential synergies between the two compounds.
In July 2013, we implemented a focused restructuring designed to better align financial resources with our emerging focus on proprietary clinical-stage development candidates while retaining our core discovery capabilities.
We ended 2013 well capitalized, with $95 million in cash and marketable securities, and we expect to end 2014 with between $57 and $60 million in cash and marketable securities. We believe that these financial resources will be sufficient to fund our working capital requirements into 2016. During this year, we look forward to increased momentum in patient enrollment in both Phase 3 trials in HCC with tivantinib and to the timely completion of our Phase 1a trials with ARQ 092 and ARQ 087 as well as the initiation of the Phase 1b part of those programs. We believe that continuing to balance partnered and proprietary programs, while maintaining strict financial discipline, will enhance ArQule’s ability to create long-term value for our stockholders and the potential for break-throughs in treatments for our patients.
Sincerely,

Paolo Pucci
Chief Executive Officer

ARQULE, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 13, 2014
To Our Stockholders,
Our 2014 Annual Meeting of Stockholders will be held at the offices of ArQule, Inc. at 19 Presidential Way, Woburn, Massachusetts 01801-5140 at 10:00 a.m. Eastern Daylight Savings Time on May 13, 2014 for the following purposes:
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  To elect Ronald M. Lindsay, William G. Messenger and Patrick J. Zenner as directors to hold office for a term of three years and until their respective successors are elected and qualified;
2.
  To approve our new 2014 Equity Incentives Plan and the authorization of 3,750,000 shares of common stock to be available for issuance pursuant to future awards made under the Plan;
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  To approve an amendment to our Amended and Restated 1996 Director Stock Option Plan to increase the number of shares of common stock available for issuance pursuant to future awards made under the Plan by 250,000 from 950,000 to 1,200,000 shares of common stock;
4.
  To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2014;
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  To approve, by non-binding vote, the compensation of our named executive officers; and
6.
  To transact any other business that may properly come before the meeting or any adjournment of the meeting.
Only stockholders of record at the close of business on March 28, 2014 will be entitled to vote at the meeting or any continuation of the meeting following an adjournment. A list of these stockholders will be available during ordinary business hours at the offices of ArQule, Inc. for a period beginning ten days before the meeting. Any stockholder may examine the list for any purpose germane to the meeting.
We look forward to seeing you at the meeting.
IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE, ACCORDING TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.
By order of our Board of Directors,

Peter S. Lawrence
President and Chief Operating Officer
Woburn, Massachusetts
Dated: April 11, 2014

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ARQULE, INC.
19 Presidential Way
Woburn, Massachusetts 01801-5140
Telephone: (781) 994-0300

Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
Why am I receiving these materials?
ArQule, Inc., a Delaware corporation (“ArQule,” the “Company,” “we,” “us,” or “our”) sent you the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card because according to our stockholder records you own shares of our common stock, $0.01 par value (“Common Stock”). Any stockholder of record at the close of business on March 28, 2014 (the “Record Date”) is entitled to vote those shares at the Company’s upcoming Annual Meeting of Stockholders (“Annual Meeting”), which will be held on May 13, 2014 at 10:00 Eastern Daylight Savings Time at our offices at 19 Presidential Way, Woburn, Massachusetts 01801-5140. Our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting. All stockholders are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement; however, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the accompanying proxy card, or follow the instructions below to submit your proxy by telephone or on the Internet. Although our Annual Report on Form 10-K for the year ended December 31, 2013 is being delivered with the Proxy Statement, the Annual Report should not be deemed to be a part of the Proxy Statement.
What is a proxy statement and what is a proxy?
A proxy statement is a document that the Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or proxy card. We have designated Peter S. Lawrence and Robert J. Connaughton, Jr. as proxies for the Annual Meeting. We will first provide this Proxy Statement and proxy card on or about April 11, 2014.
What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?
If your shares are registered directly in your name with our registrar and transfer agent, American Stock and Transfer, you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account or with another nominee, you are considered the “beneficial owner” of those shares.
What am I voting on?
The principal business expected to be transacted at the Annual Meeting, as more fully described below, will be:
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  election of directors;
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  approval of our new 2014 Equity Incentives Plan (the “2014 Plan”) and the authorization of 3,750,000 shares of Common Stock to be available for issuance pursuant to future awards made under the 2014 Plan;
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  approval of an amendment to our Amended and Restated 1996 Director Stock Option Plan (the “Director Option Plan”) to increase the number of shares of Common Stock available for issuance to directors under the Director Option Plan by 250,000 shares of Common Stock;

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  ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2014;
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  approval, by non-binding vote, of our named executive officers’ compensation.
We will also consider any other business as may properly come before the Annual Meeting or any adjournment thereof. See “What happens if additional matters are presented at the Annual Meeting?” below.
What are my voting choices for each of the proposals to be voted on at the Annual Meeting?

Proposal	Voting Choices and Board Recommendation
Proposal 1: Election of Directors	• vote in favor of all nominees;
• withhold authority to vote for all nominees; or
• withhold authority to vote for any specified nominee.
The Board recommends a vote FOR each of the nominees.
Proposal 2: Approval of our new 2014 Plan and the authorization of 3,750,000 shares of Common Stock to be available for future awards made under the 2014 Plan	• vote in favor of approval;
• vote against approval; or
• abstain from voting on approval.
The Board recommends a vote FOR approval.
Proposal 3: Approval of an amendment to our Director Option Plan to increase the number of shares of Common Stock available for issuance to directors under the Director Option Plan	• vote in favor of approval;
• vote against approval; or
• abstain from voting on approval.
The Board recommends a vote FOR approval.
Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm	• vote in favor of ratification;
• vote against ratification; or
• abstain from voting on ratification.
The Board recommends a vote FOR ratification.
Proposal 5: Advisory Proposal to Approve Executive Compensation	• vote in favor of proposal;
• vote against proposal; or
• abstain from voting on proposal.
The Board recommends a vote FOR the advisory vote to approve executive compensation.

For Proposal 1, subject to our Majority Voting Policy described below, the affirmative vote of a plurality of shares of Common Stock cast by stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal, is required to elect each of the nominees. In order to be approved, each other proposal will require the affirmative vote of a majority of shares cast by stockholders voting in person or by proxy at the Annual Meeting. As an advisory vote, Proposal 5, the proposal to approve executive compensation, is not binding on the Company. However, the Compensation, Nominating and Governance Committee of the Board (the “Compensation Committee”), which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions.

What is the Majority Voting Policy?
Our Board of Directors has adopted a policy that provides that in an uncontested election of directors, any nominee that is elected but receives a greater number of votes withheld from his or her election than votes in favor of election is expected to tender his or her resignation promptly following the date of the stockholders’ meeting at which the vote occurs. As described below, the Compensation Committee will consider the resignation and recommend to the Board whether to accept it in accordance with the terms of our Majority Voting Policy.
What shares can I vote?
Each holder of Common Stock is entitled to one vote for each share held as of the record date on each matter to be voted on at the Annual Meeting. March 28, 2014 is the record date for our Annual Meeting. On that date, we had outstanding 62,381,085 shares of Common Stock.
How many shares must be present or represented to conduct business at the Annual Meeting?
The presence at the Annual Meeting, in person or by proxy, of a majority of our outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. For purposes of determining whether a quorum exists, proxies received but marked “ABSTAIN” and so-called “broker non-votes” (described below) will be counted as present.
What if I am a beneficial owner and do not give voting instructions to my bank, broker or other nominee?
As a beneficial owner, in order to ensure that your shares of Common Stock are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials received from your banker, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares of Common Stock can be voted by such person depends on the type of item being voted on.
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  Non-Discretionary Items.   The election of directors, the approval of our new 2014 Plan and authorization of shares for award under the 2014 Plan, the approval of the amendment to our Director Option Plan and the advisory proposal to approve executive compensation are non-discretionary items and may not be voted by banks, brokers or other nominees who have not received specific voting instructions from beneficial owners. If such a matter comes before the Annual Meeting and you have not specifically instructed your bank, broker or other nominee how to vote your shares, your shares will not be voted on that matter, creating what is called a “broker non-vote.”
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  Discretionary Items.   The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is a discretionary item. Generally, banks, brokers or other nominees that do not receive specific voting instructions from beneficial owners may vote on this proposal at their discretion.

How are abstentions and broker non-votes counted?
Abstentions and broker non-votes are included in determining whether a quorum is present and will have the following effects on each proposal:

Proposal	Abstentions	Broker Non-Votes
Proposal 1: Election of Directors	N/A	Not counted and no effect on vote.
Proposal 2: Approval of our new 2014 Plan and the authorization of 3,750,000 shares of Common Stock to be available for future awards made under the 2014 Plan	Not counted and no effect on vote.	Not counted and no effect on vote.

Proposal 3: Approval of an amendment to our Director Option Plan to increase the number of shares of Common Stock available for issuance to directors under the Director Option Plan by 250,000 shares of Common Stock
	Not counted and no effect on vote.	Not counted and no effect on vote.
Proposal 4: Ratification of Independent Registered Public Accounting Firm	Not counted and no effect on vote.	N/A
Proposal 5: Advisory Proposal to Approve Executive Compensation	Not counted and no effect on vote.	Not counted and no effect on vote.

How do I vote if my shares are held by my broker?
If your shares are held by your broker in “street name,” you will need to instruct your broker, in the manner provided by your broker, how to vote your shares. If your shares are held in “street name” and you wish to vote them in person at the Annual Meeting, you must obtain from your broker a properly executed legal proxy, identifying you as an ArQule stockholder, authorizing you to act on behalf of the broker at the Annual Meeting and specifying the number of shares with respect to which the authorization is granted.
What different methods can I use to vote?
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to either:
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  complete, sign, date and return the accompanying proxy card;
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  vote on the Internet pursuant to the instructions provided in the proxy card; or
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  vote by telephone (toll-free) in the United States or Canada, in accordance with the instructions on the proxy card.
What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?
Stockholders should specify their choice for each matter on the Proxy Card. If you submit a valid proxy without directions as to votes on the matters to be considered at the Annual Meeting, the proxy will be voted “FOR” the election of the nominees listed herein and “FOR” proposals 2, 3, 4 and 5.
Can I change my vote after I have already voted?
Stockholders may revoke the authority granted by an executed proxy at any time before its exercise by voting in person at the Annual Meeting or by filing with our President and Chief Operating Officer a written revocation or a duly executed proxy with a later date. If your shares are held in “street name,” you should contact your broker for instructions on changing your vote.
Who will bear the cost of soliciting votes for the Annual Meeting?
We will bear the cost of solicitation of proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material by mail to beneficial owners of stock. We have engaged The Proxy Advisory Group, LLC®, to assist in the solicitation of proxies and provide related advice and informational support for a services fee and the reimbursement of customary disbursements in an amount that is not expected to exceed $24,000 in the aggregate. In addition, our officers, employees and other representatives may solicit proxies in person or by telephone.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidates as may be nominated by the Board.
When will the Company announce the voting results?
We will announce the preliminary voting results at the Annual Meeting. The Company will report the final results in a Current Report on Form 8-K filed with the SEC which can be accessed on the SEC’s website at www.sec.gov or on our website at www.arqule.com.
Can I access the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K on the Internet?
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com. In addition, stockholders are able to view these documents by accessing the “Investors and Media” Section of our website at www.arqule.com and clicking on the heading “Financial Information”.
Instead of receiving future copies of our Notice of Annual Meeting, Proxy Statement and Form 10-K by mail, stockholders can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing your documents to your home or business, and also will give you an electronic link to the proxy voting site.
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  Stockholders of Record.   If you vote on the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service. You also may enroll in the electronic proxy delivery service at any time in the future by going directly to www.proxyvote.com and following the enrollment instructions.
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  Beneficial Owners.   If you hold your shares of Common Stock in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in your proxy material provided to you by your bank or broker regarding the availability of this service.

PROPOSAL 1—ELECTION OF DIRECTORS
Our By-laws provide that the number of directors is established by our Board. For 2014, the number of directors is currently fixed at seven, divided into three classes as equal in number as possible and defined by the expiration dates of their terms of service. At the Annual Meeting, three directors will be elected to terms of three years, expiring in 2017, and until their respective successors are elected and qualified.
Ronald M. Lindsay, William G. Messenger and Patrick J. Zenner, all of whom are presently serving as directors, have been nominated for re-election by our Board for a term of three years. Unless your proxy withholds authority to vote for any of the nominees, the shares represented by your proxy will be voted for their election as the Board’s nominees. If any nominee is unable to serve, which is not expected, the shares represented by your proxy will be voted for such other candidate as may be nominated by the Board.
Vote Required
Subject to our Majority Voting Policy described below, the affirmative vote of a plurality of the shares of Common Stock cast by the stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote on this proposal is required to elect each of the nominees. Broker non-votes and votes withheld will not affect the outcome of the election of directors.
Set forth below is certain information about the qualifications and other directorships of the nominees and our continuing incumbent directors.
Nominees for Election at the Annual Meeting
Ronald M. Lindsay, Ph.D. (Age: 66) Dr. Lindsay has been a director since June 2005. He currently operates Milestone Consulting, a biopharmaceutical consulting enterprise. He is a director and since October, 2009, has served as Executive Vice President of Research and Development of Sequenom, Inc. Dr. Lindsay is also a director of HistoRx, Inc., and Executive Chairman of NeuroCentRx Pharmaceuticals Ltd., Edinburgh, Scotland, which he co-founded in 2008. Dr. Lindsay was previously Chief Scientific Officer and Vice President, Research and Development, at diaDexus, Inc. from 2000 to 2004, and held a number of positions at Millennium Pharmaceuticals, Inc., including Senior Vice President, Biotherapeutics, from 1997 to 2000. At Regeneron Pharmaceuticals, where he worked from 1989 to 1997, he was a founding scientist and Vice President, Neurobiology. Dr. Lindsay also worked at the Sandoz Institute for Medical Research, London from 1984 to 1989, where he was Head of Cell Biology. Dr. Lindsay completed post-doctoral work at the Friedrich Miescher Institute, and he holds a B.Sc. (Hons) in Chemistry from the University of Glasgow and a Ph.D. in Biochemistry from the University of Calgary.
William G. Messenger, D. Min. (Age: 53) Dr. Messenger has been a director since January 2005. He has been the owner and managing director of the Lexington Sycamore Group, consultants in the fields of business strategy, organization and leadership, since 1994. Dr. Messenger also serves as Executive Editor of the Theology of Work Project, a small international organization conducting research and publication in the field of business ethics. He currently serves as adjunct professor of business ethics at Laidlaw-Carey Graduate School, Auckland, New Zealand and a lecturer in business ethics at Holy Cross College, Worcester, MA. From 1999 to 2008, Dr. Messenger served as Director of the Mockler Center for Faith and Ethics in the Workplace at Gordon-Conwell Theological Seminary. Dr. Messenger received a B.S. in Physics with highest honors from Case Western Reserve University, an M.B.A. with high distinction from Harvard Business School, a Master of Divinity degree, summa cum laude, from Boston University School of Theology, and a Doctor of Ministry from Gordon-Conwell Theological Seminary.
Patrick J. Zenner (Age: 67) Mr. Zenner was named Chairman of the Board in May 2004 and has been a director since 2002. Mr. Zenner retired in 2001 from the position of President and Chief Executive Officer of Hoffmann-La Roche Inc., North America, based in Nutley, N.J. Mr. Zenner held various executive positions during his 32-year career with the company. Mr. Zenner is currently a member of the Board of Trustees of Creighton University and is Chairman of the Board of Trustees of Fairleigh Dickinson University. In addition, Mr. Zenner is a member of the board of directors of West Pharmaceutical Services, Inc. Until its sale in 2012, Mr. Zenner was a director of Par Pharmaceuticals, Inc. In 2010, he resigned from the boards of Geron Corporation, Xoma Ltd. and Exact Sciences, Inc. Until its sale in September 2009, Mr. Zenner was a director of CuraGen Corporation. He has a B.S./B.A. from Creighton University and an M.B.A. from Fairleigh Dickinson University.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE
NOMINEES LISTED ABOVE.
Directors with Term Expiring at the 2015 Annual Meeting
Timothy C. Barabe (Age: 61) Mr. Barabe has been a director since November 2001. He has also been on the Board of Directors of Opexa Therapeutics, a biotechnology company based in The Woodlands, Texas since March 2014. Mr. Barabe retired in June 2013 from his position as Executive Vice President and Chief Financial Officer of Affymetrix, Inc. Previously, from July 2006 until March 2010, he was Senior Vice President and Chief Financial Officer of Human Genome Sciences, Inc. He was with Regent Medical Limited, a U.K.-based, privately owned, surgical supply company, where he was Chief Financial Officer, from 2004 to 2006. Mr. Barabe served with Novartis AG from 1982 through August 2004 in a succession of senior executive positions in finance and general management, most recently as the Chief Financial Officer of Sandoz GmbH, the generic pharmaceutical subsidiary of Novartis. Mr. Barabe received his B.B.A. degree from the University of Massachusetts (Amherst) and his M.B.A. degree from the University of Chicago.
Paolo Pucci (Age: 52) Mr. Pucci joined ArQule as Chief Executive Officer and a member of the Board in June 2008 from Bayer A.G., where he served as Senior Vice President and President in Charge of the Bayer-Schering Pharmaceuticals Global Oncology/Specialized Therapeutics Business Units. Previously, Mr. Pucci was senior vice president of Bayer Pharmaceuticals Global Specialty Business Unit, President of U.S. Pharmaceutical Operations and a member of the Bayer Pharmaceuticals Global Management Committee. At Bayer, Mr. Pucci was involved in a broad range of activities related to Nexavar® (sorafenib), an oral multiple kinase inhibitor used to treat liver and kidney cancers. These activities included clinical development, regulatory review, corporate alliance management, product launch and marketing. Mr. Pucci joined Bayer as head of its Italian Pharmaceutical operations in 2001. Prior to Bayer, Mr. Pucci held positions of increasing responsibility with Eli Lilly, culminating with his appointment as Managing Director, Eli Lilly Sweden AB. At Lilly, his responsibilities included operations, sales, marketing and strategic planning. In November 2011, Mr. Pucci was appointed to the Board of Directors of Dyax Corp where he currently serves as an independent director, member of the audit committee and chairman of the governance and nomination committee. In April 2013, he was appointed to the Board of Directors of Algeta ASA, an oncology company based in Oslo, Norway, where he served as an independent director and member of the audit committee until the acquisition of Algeta by Bayer A.G. Mr. Pucci holds an M.B.A from the University of Chicago and is a graduate of the Universita Degli Studi Di Napoli in Naples, Italy and is a chartered “Dottore Commercialista” in Italy.
Directors with Term Expiring at the 2016 Annual Meeting
Susan L. Kelley, M.D. (Age: 59) Dr. Kelley has been a director since April 2011. She is an independent consultant to the pharmaceutical and biotechnology industries in the field of oncology drug development and strategy. In September 2012, she was named a director of Audeo Oncology, Inc., a subsidiary of Alchemia Ltd. Since March 2013, she has also been a director at Alchemia Ltd. a biotechnology company headquartered in Brisbane, Australia. From 2008 to 2011, she was Chief Medical Officer of the Multiple Myeloma Research Consortium and its sister organization, the Multiple Myeloma Research Foundation, where her responsibilities spanned the continuum of clinical drug development from translational research and clinical trials to FDA regulatory compliance. From 2001 to 2008, Dr. Kelley was employed by Bayer Healthcare Pharmaceuticals and Bayer-Schering Pharma as Vice President, Global Clinical Development and Therapeutic Area Head – Oncology. Dr. Kelley worked at Bristol-Myers Squibb Company from 1987 to 2001, most recently as Executive Director, Oncology Clinical Research, at the Bristol-Myers Squibb Pharmaceutical Research Institute. Dr. Kelley received her M.D. from Duke University School of Medicine and an A.B. in biology, magna cum laude, from Colgate University. She was a Fellow in Medical Oncology and Clinical Fellow in Medicine at Dana-Farber Cancer Institute, Harvard Medical School, and a Fellow in Medical Oncology and Pharmacology at Yale University School of Medicine, where she also served as a Clinical Assistant Professor of Medicine.
Michael D. Loberg, Ph.D. (Age: 66) Dr. Loberg has been a director since January 2007. Dr. Loberg is a member of the Board of Directors of Inotek Pharmaceuticals Corporation, a developer of ophthalmic medicines, and recently served as its Interim Chief Executive Officer. Previously, he served as Chief

Executive Officer and a member of the Board of Directors of NitroMed, Inc., a pharmaceutical company, from September 1997 to March 2006 and as its President from September 2003 to March 2006. From 1979 to 1997, Dr. Loberg held a number of senior management positions at Bristol-Myers Squibb, including President of Bristol-Myers Squibb’s Oncology and Immunology, U.S. Primary Care, Northern Europe, Specialty Pharmaceuticals and Squibb Diagnostics divisions, as well as director and Vice President, E.R. Squibb & Sons Research and Development. Prior to his employment with Bristol-Myers Squibb, Dr. Loberg was an associate professor of medicine and pharmacy from 1976 to 1979 and an assistant professor from 1973 to 1976 at the University of Maryland. Since 2004, Dr. Loberg has been a director of Kereos, Inc., a developer of targeted molecular imaging agents and therapeutics. Until May 2009 when he did not stand for reelection, he was a director of AMAG, a biotechnology company focused in renal disease. He holds a B.S. in Chemistry from Trinity College and a Ph.D. in Chemistry from Washington University.
Corporate Governance Guidelines and Code of Conduct
At ArQule, we value honesty, integrity, and fairness in our dealings with our fellow employees, our stockholders, our collaborators and our communities. In addition to meeting both the letter and the spirit of regulations and rules adopted by the SEC, other federal and state laws and regulations and the standards of the Nasdaq Global Market (“Nasdaq”), our directors have mandated that our business dealings comply with the highest ethical and corporate governance standards.
We have adopted general corporate governance principles, the ArQule Corporate Code of Conduct (“Code of Conduct”) and related policies to provide guidance to our directors and management in their efforts to provide effective and appropriate corporate governance. As is the case with our other policies and practices, the tenets reflected in our governance principles, Code of Conduct and policies are intended to align the interests of our directors, management and other employees with those of our stockholders. We will review and, if necessary in our judgment, modify the guidelines from time to time.
The Code of Conduct applies to our directors, employees and officers, including our Chief Executive Officer, President and Chief Operating Officer, Vice President of Finance, Corporate Controller and Treasurer (our principal executive officer, principal financial officer and principal accounting officer, respectively), and our Chief Medical Officer. The Code of Conduct addresses: the standards of conduct expected of each director, officer and employee; conflicts of interest; corporate disclosure processes; compliance with laws, rules and regulations (including insider trading laws); corporate opportunities; confidentiality; fair dealing; and protection and proper use of Company assets. It also strongly encourages the reporting of any illegal or unethical behavior. Waivers of the requirements of the Code of Conduct or associated policies with respect to members of the Board and named executive officers are subject to the approval of the full Board or a committee of the Board to which resolution of the matter is delegated and will be disclosed on our website. The governance principles, Code of Conduct, and certain related policies are available on our website at http://www.arqule.com in the “Investors and Media” Section under the heading “Corporate Governance.”
Director Qualifications and Nomination Process
Director Qualifications
Our Compensation Committee identifies nominees for directors from various sources including referrals from current Board members and industry contacts. In the past, the Compensation Committee has used third party consultants to assist in identifying, evaluating, and recruiting potential nominees; however, no third party consultant was used for this purpose during 2013. The directors have not set formal criteria or qualifications for individuals to be nominated or re-nominated as candidates for Board membership. Instead, the Compensation Committee has developed a general profile for candidates reflecting the personal and professional characteristics that our directors believe a suitable individual should possess. Such characteristics include integrity, business acumen and educational background, relevant industry experience, understanding of interpersonal relationships, no conflict of interest, a high degree of commitment to the functioning of the Board and its committees, and the ability to meet the independence and financial literacy requirements defined by applicable Nasdaq and SEC rules. Additionally, the Compensation Committee carefully considers issues of diversity among its members in identifying and considering potential nominees and attempts, where appropriate, to achieve a diversity of professional experiences, business cultures, perspectives, genders, ages and ethnicities, among other characteristics, in the membership of the Board and its committees. The Company does not require members of the Board (or our executive officers) to purchase or hold a minimum number of shares of our Common Stock.
Our Company is a clinical-stage biotechnology company engaged in the research and development of innovative cancer therapeutics. In light of the Company’s current needs and business priorities, the Compensation Committee believes that the Board’s membership should include directors with a high level of scientific and relevant business experience. Our business requires an understanding of the science behind our pre-clinical and clinical product candidates, as well as the clinical development and commercialization processes. Accordingly, the Compensation Committee has determined that scientific, drug development and commercialization experience should be represented on the Board. In addition, as a public company, our Board should include individuals who are financially literate to serve as members of the audit and other committees. We also believe that members should have a firm grounding in corporate governance and business ethics. Lastly, our business is dynamic and rapidly evolving and benefits from having a Board that includes individuals from a variety of backgrounds and professional experiences who contribute to the Board’s overall ability to identify and ask difficult questions and to think innovatively.
The following table summarizes how the qualifications, attributes, skills and experience described above relate to each individual director’s contributions to the Board and its Committees. An “X” in the chart below indicates a specific competency for which the director has been nominated to serve on the Company’s Board and its Committees.
The lack of an “X” for a particular qualification does not mean that the director does not possess that qualification or skill.   Rather, an “X” indicates a primary area of focus or expertise of a director on which the Board currently relies.

	Timothy C. Barabe (1)	Ronald M. Lindsay (3)	Michael Loberg (2)(3)	William Messenger (1)(2)	Paolo Pucci	Patrick Zenner (1)(2)	Susan L. Kelley (3)
High level of financial literacy	X		X	X	X	X
Relevant biotechnology business experience	X	X	X	X	X	X	X
Extensive knowledge of drug research and development		X	X		X	X	X
Extensive knowledge of drug commercialization and marketing	X	X			X	X
Expertise in corporate governance and business ethics	X			X		X
Diversity of background, professional experience or culture			X	X	X		X

(1)
  Member of Audit Committee
(2)
  Member of Compensation Committee
(3)
  Member of Science Committee
Stockholder Nominations
The Compensation Committee has not established any special procedures for stockholder submissions of nominees for election to the Board. Our By-laws permit any stockholder entitled to vote for the election of directors to nominate one or more directors. We believe that this long-standing mechanism, in place since incorporation of the Company, provides the appropriate means for stockholder nominations. Pursuant to our By-laws, a stockholder wishing to nominate a director candidate must deliver or mail written notice of such nomination to the Chairman of the Board, the President, or the Secretary of the Company at our principal executive office. If a stockholder is nominating a director candidate for election at the annual meeting of stockholders, notice must be received at least 75 days before the anniversary date of the prior year’s meeting, assuming there was an annual meeting in the prior year and the date of the current year’s annual meeting is within 30 days of the anniversary date of the prior year’s meeting. Otherwise, notice must be received at least 45 days before the date of the current year’s annual meeting or a special meeting, if at least 60 days’ notice or prior public disclosure of the date of the current year’s annual meeting or the special meeting is provided. If neither of the previous two sentences applies, notice must be received no later than 15 days after the date on which notice of the date of the current year’s annual meeting or the special meeting was mailed or public disclosure was made of such meeting date. The notice must include the stockholder’s name and address, the class and number of shares of securities beneficially owned by such stockholder, and each nominee’s:
(i)
  name, age, business address, and home address;
(ii)
  principal occupation or employment;
(iii)
  beneficial ownership of Company securities, including the class and number of shares of stock; and
(iv)
  any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Compensation Committee will consider all nominees submitted by stockholders in the manner described above and will evaluate all potential nominees using the same criteria.
Majority Voting Policy
On March 18, 2014, our Board adopted the “Majority Voting Policy with Respect to the Election of Directors”. The Majority Voting Policy provides that in an uncontested election of directors of the Company, any nominee for election as a director who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) shall, promptly following the date of the stockholders’ meeting at which the election occurred, tender his or her resignation to the Chairman of the Board for consideration by the Compensation Committee. For purposes of the Majority Voting Policy, an “uncontested election” means an election in which the number of nominees for election as director is equal to the number of directors to be elected.
The Compensation Committee will consider the resignation and, promptly following the stockholders’ meeting at which the election occurred, will recommend to the Board whether or not to accept it. The Compensation Committee will be expected to accept the resignation except in situations where circumstances would warrant the applicable director continuing to serve on the Board.
In its deliberations about the proper recommendation, the Compensation Committee will consider a range of possible alternatives concerning the director’s tendered resignation as it deems appropriate including, without limitation, acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Compensation Committee to have substantially resulted in the “withheld” votes.
The Board will act on the Compensation Committee’s recommendation within 90 days of the date of the stockholders’ meeting at which the election occurred. The Board will consider the information, factors and alternatives evaluated by the Compensation Committee in arriving at its recommendation and such additional information, factors and alternatives that the Board may consider to be relevant.
Following the Board’s decision on the Compensation Committee’s recommendation, the Company will promptly disclose the decision regarding whether or not to accept the nominee’s resignation (or the reasons for rejecting the resignation, if applicable), as well as a summary of the factors considered, in a Form 8-K furnished to the SEC.
Attached hereto as Exhibit A is the full text of the Majority Voting Policy. It provides in greater detail the procedures followed by the Compensation Committee and the Board to address the issues raised by a Majority Withheld Vote.

The Board’s Role in Risk Oversight
Our Board retains ultimate responsibility for risk oversight and our management retains the responsibility for risk management. The role of our Board in our Company’s risk oversight process includes receiving regular reports on areas of material long- and short-term internal and external risks to our Company, including clinical, regulatory, manufacturing, financial, information technology, intellectual property, legal, compensation, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the member of management responsible for the function from which the risk arises so that it can understand and assess our ongoing risk identification, risk management and risk mitigation strategies. Our Board also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions, and regular periodic reports from our company’s independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting. As part of its charter, the Audit Committee discusses with management and our independent registered public accounting firm significant financial risks and exposures and the steps management has taken to minimize those risks.
Communications with Directors
We do not have a formal process for communication by stockholders to our directors. However, stockholders and others who wish to communicate may write to the Board as a whole, or to individual directors c/o:
Investor Relations
ArQule, Inc.
19 Presidential Way
Woburn, Massachusetts 01801-5140
Attn. William B. Boni
Vice President, Investor Relations/Corporate Communications
Such communications will be forwarded directly to the addressee(s).
Director Independence
For a director to be designated as independent, as defined by the Nasdaq listing standards set forth below, our Board must determine that he or she has no “material relationship” with ArQule other than that of a director. When assessing the materiality of a director’s relationship with ArQule, the Board considers:
•
  all relevant facts and circumstances, not only of the director’s relationship with the Company, but also that of the persons or organizations with which the director is affiliated;
•
  the frequency and regularity of any services the director performed for the Company outside of the scope of duties as a director;
•
  whether the director carried out those services at arm’s length in the ordinary course of business; and
•
  whether the director provided those services on substantially the same terms as those prevailing at the time for unrelated parties in comparable transactions.

For a Nasdaq-listed company, a director is not considered independent if any of the following circumstances exist:
•
  the director is currently, or was at any time during the preceding three years, employed by the listed company, its parent or subsidiaries, or if any of the director’s family members is, or was, an executive officer of the listed company, its parent or subsidiaries, at any time during the preceding three years;
•
  the director has accepted, or has a family member who has accepted, from the listed company, its parent or subsidiaries, any payment in excess of $120,000 during any twelve-month period within the preceding three years, other than (a) compensation for board or board committee services, (b) compensation paid to a family member who is a non-executive employee of the listed company, its parent or any subsidiary; or (c) benefits under a tax-qualified retirement plan or non-discretionary compensation;
•
  the director is, or has a family member who is, employed as an executive officer of any other entity where at any time during the preceding three years any of the executive officers of the company served on the compensation committee of such other entity;
•
  the director is, or has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the listed company made, or from which the company received, payments (other than payments arising solely from investments in the listed company’s securities or payments under non-discretionary charitable contribution matching programs) that exceed the greater of $200,000 or 5% of the recipient’s consolidated gross revenues during the current or any of the past three fiscal years;
•
  the director is, or has a family member who is, a current partner of the listed company’s outside auditors, or was a partner or employee of the listed company’s outside auditor who worked on the listed company’s audit at any time during the past three years; or
•
  the director otherwise has a relationship that, in the opinion of the listed company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
On January 22, 2014, our Board determined that all of our directors, other than our Chief Executive Officer, are “independent directors” as defined in the listing standards of the Nasdaq Marketplace Rules, and these independent directors constitute a majority of the members of the Board and each of its committees.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee during 2013 was an officer, former officer, or employee of the Company or had a relationship disclosable under our policies or SEC regulations. Further, during 2013, no executive officer of the Company served as:
•
  a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation Committee; or
•
  a director of any other entity, one of whose executive officers or their immediate family member served on our Compensation Committee.
BOARD COMMITTEES AND MEETINGS
During 2013, the Board held seven meetings in person or by telephone. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees of the Board on which he or she served.
We do not have a policy regarding attendance of directors at our annual meeting of stockholders. In May 2013, all of our directors attended our 2013 Annual Meeting. We also do not have a formal policy regarding the separation of our Board Chairman and Chief Executive Officer positions. At this time, the positions are separate, as the Board believes this structure to be in the best current interests of the Company and our stockholders.

Committees of the Board
Our Board has a standing audit committee (the “Audit Committee”), compensation, nominating, and governance committee (the “Compensation Committee”), and science committee (the “Science Committee”). Independent directors chair and make up the entire membership of each of these committees. The Board has adopted written charters for each of our standing committees, which may be viewed by accessing the “Investors and Media” Section of our website at www.arqule.com and clicking on the heading “Corporate Governance”.
Audit Committee
In 2013, the members of the Audit Committee were Mr. Barabe (Chairman), Dr. Messenger and Mr. Zenner. The Audit Committee met five times in 2013. Each member of the Audit Committee meets the independence and financial literacy requirements as defined by applicable Nasdaq and SEC rules. The Board has determined that Mr. Barabe is an “audit committee financial expert” as defined by the rules and regulations of the SEC.
The duties and principal purposes of the Audit Committee include:
•
  generally, oversight of the integrity of the Company’s financial reporting process;
•
  in particular, monitoring of:
•
  the integrity of the Company’s financial statements;
•
  the Company’s compliance with legal and regulatory requirements; and
•
  the qualifications, independence and performance of the Company’s independent registered public accountants and, as necessary and appropriate, of its internal audit function;
•
  pre-approval of all audit and non-audit services;
•
  preparation of the audit committee report that is required to be included in the proxy statement for our annual meeting of stockholders;
•
  assessment of significant financial risks and exposures and the adequacy of the Company’s overall risk assessment and risk management policies and procedures to mitigate such risks and exposures;
•
  evaluation of whether risks presented by the Company’s financial policies and practices are likely to have a material adverse effect on the Company; and
•
  assessment of the steps management has taken to control risks to the Company.
The Company’s independent registered public accounting firm (currently, PricewaterhouseCoopers LLP) is ultimately accountable to the Audit Committee in its capacity as a committee of the Board. The Audit Committee has sole authority and responsibility to select, hire, oversee, evaluate, approve the compensation of, and, where appropriate, replace our independent registered public accounting firm.
A more detailed description of the duties of the Audit Committee is provided in the committee’s charter.
The report of the Audit Committee is on page 31.
Compensation Committee
In 2013, the members of the Compensation Committee were Dr. Messenger (Chairman), Dr. Loberg and Mr. Zenner. The Compensation Committee met six times in 2013.
The duties and purposes of the Compensation Committee include:
•
  advising the Board concerning the Company’s compensation philosophy and policies, in general, and, in particular, to determine, or recommend to the Board for determination, the compensation of the Company’s Chief Executive Officer and all other named executive officers and directors;

•
  advising the Board regarding succession planning for the Company’s Chief Executive Officer;
•
  identifying individuals qualified to become members of the Board;
•
  recommending candidates to the Board to fill vacancies on the Board;
•
  recommending to the Board the directors to be appointed to its committees;
•
  assessing, or ensuring that the Board assesses, the performance of individual members of the Board and the Board as a whole;
•
  administering our stock option, stock purchase, and other stock compensation plans;
•
  reviewing and approving or rejecting proposed related party transactions;
•
  reviewing with management the annual compensation discussion and analysis (“CD&A”) section of the Company’s disclosures to the SEC prepared by management and recommending to the Board whether the CD&A should be included in the Company’s filings with the SEC;
•
  reviewing and approving an annual report on the Compensation Committee’s review of the CD&A for inclusion in the Company’s proxy statement;
•
  overseeing the Company’s efforts to meet its corporate governance, legal, and regulatory obligations and identifying, reviewing, and resolving issues relating to such matters; and
•
  reviewing and discussing with management any risks created by the Company’s compensation practices and determining the adequacy of the Company’s risk assessment and risk management policies and procedures to mitigate such risks and exposures.
A more detailed description of the duties of the Compensation Committee is provided in the committee’s charter.
The report of the Compensation Committee is on page 23.
Science Committee
In 2013, the members of the Science Committee were Dr. Lindsay (Chairman), Dr. Loberg and Dr. Kelley. The Science Committee met six times during 2013.
The Science Committee is responsible for:
•
  reviewing the scientific direction of the Company;
•
  playing a role in assessing the manner by which the Company will continue to enhance its capabilities as a drug discovery organization (whether by acquisition, merger, in-licensing, internal growth, or a combination of those methods);
•
  evaluating the scientific opportunities under consideration by management; and
•
  regularly reviewing data relating to pre-clinical and clinical testing and analysis being conducted by the Company.
A more detailed description of the duties of the Science Committee is provided in the committee’s charter.

DIRECTOR COMPENSATION
The following table provides information concerning compensation paid by the Company to its non-employee directors during 2013. Any director who is also an employee of the Company is not compensated for his or her service as a director. During 2013 Mr. Pucci, the Company’s Chief Executive Officer, also served on the Board, but did not receive any compensation for services as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
Timothy C. Barabe(2)	$60,250	$28,400	$88,650
Susan L. Kelley, M.D.	51,500	28,400	79,900
Ronald M. Lindsay, Ph.D.	74,000	28,400	102,400
Michael D. Loberg, Ph.D.(3)	57,750	28,400	86,150
William G. Messenger, D. Min.	67,750	28,400	96,150
Patrick J. Zenner	72,750	47,333	120,083

(1)
  This column reflects the aggregate grant date fair values for all option awards granted during 2013. Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s audited financial statements for the year ended December 31, 2013, set forth in the Company’s Annual Report on Form 10-K filed with the SEC on March 5, 2014 (“2013 Annual Report on Form 10-K”). As of December 31, 2013, for each director the aggregate number of shares of Common Stock that may be acquired upon exercise of outstanding option awards is as follows: Mr. Barabe, 110,000; Dr. Kelley, 75,000; Dr. Lindsay, 110,000; Dr. Loberg, 110,000; Dr. Messenger, 115,000; and Mr. Zenner, 170,000.
(2)
  Mr. Barabe elected to have a portion of his fees for service as a director in the amount of $36,133 paid to him in the form of 14,622 shares of our Common Stock in accordance with our 2005 Director Stock Compensation Plan. The number of shares was determined on the date of the payment of director fees based on the closing market price for a share on that date.
(3)
  Dr. Loberg elected to have a portion of his fees for service as a director in the amount of $28,858 paid to him in the form of 11,662 shares of our Common Stock in accordance with our 2005 Director Stock Compensation Plan. The number of shares was determined on the date of the payment of director fees based on the closing market price for a share on that date.
Currently, each of our non-employee directors who is serving as a director prior to and immediately following any annual meeting of stockholders receives a $25,000 annual retainer. Each non-employee director receives $2,000 for each day on which the Board meets and the director attends. For attendance at committee meetings, a non-employee director will be paid $1,250 per day for meetings of the Audit Committee and the Compensation Committee, and $2,500 for meetings of the Science Committee. In addition to the base compensation for directors, chairs of committees receive additional compensation. The director serving as Chairman of the Board (currently, Mr. Zenner) receives an additional $20,000 annual retainer; the director serving as Chairman of the Audit Committee (currently, Mr. Barabe) receives an additional $15,000 annual retainer, the director serving as Chairman of the Compensation Committee (currently, Dr. Messenger) receives an additional $15,000 annual retainer; and the director serving as Chairman of the Science Committee (currently, Dr. Lindsay) receives an additional $20,000 annual retainer.
All of our non-employee directors, currently six directors, are eligible to participate in our Amended and Restated 1996 Director Stock Option Plan. Pursuant to the Director Stock Option Plan, an option to purchase 30,000 shares of Common Stock is automatically granted to each non-employee director at the time that he or she is first elected or appointed to the Board. This initial option becomes exercisable as to 10,000 shares on the date of the Company’s next annual meeting following the date of grant and as to 10,000 shares on the date of each of the next two annual meetings.
Also, at each annual meeting of stockholders, each eligible director (other than the Chairman) serving as a member of the Board prior to and immediately after such annual meeting is automatically granted an option to purchase 15,000 shares of Common Stock (whether or not the director is a nominee for election at such annual meeting). This annual option becomes exercisable as to all shares one year from the date of grant.

Upon the initial election of a non-employee director as Chairman of the Board, the non-employee director will be automatically granted an option to purchase 25,000 shares of Common Stock (in addition to the initial option awarded to directors). This initial option becomes exercisable as to 8,334 shares on the date of the Company’s next annual meeting following the date of grant and as to 8,333 shares on the date of each of the next two annual meetings.
In addition, at each annual meeting of stockholders, the eligible director serving as Chairman of the Board prior to and immediately after such annual meeting is automatically granted an option to purchase 25,000 shares of Common Stock (whether or not the Chairman is a nominee for election at such annual meeting). This annual option becomes exercisable as to all shares one year from the date of grant.
Pursuant to our 2005 Director Stock Compensation Plan, the Company’s non-employee directors may elect to receive in lieu of all or a part of their cash compensation for service as a director, an equivalent amount of Common Stock. As noted in the table above, in 2013 Mr. Barabe and Dr. Loberg received a portion of their director fees in the amount of $36,133 and $28,858, respectively, in the form of Common Stock. The number of shares was determined on the date of the payment of director fees based on the closing market price for a share of Common Stock.

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee is responsible for determining the recommended compensation of our named executive officers, including our Chief Executive Officer.
Compensation Philosophy
Guiding Principles:
Our executive compensation program is designed to be closely linked to corporate performance and returns to stockholders. To this end, we have developed an overall compensation strategy and a specific compensation plan that establish competitive base salaries and tie a significant portion of executive compensation to the Company’s success in meeting specified and measurable Company-wide performance goals. By using stock options and other stock-based awards, we ensure that part of each executive’s compensation is closely tied to the performance of our stock. We believe that a significant part of overall compensation for senior executives should be “at risk,” i.e., contingent upon successful implementation of the Company’s strategy and achievement of its goals. Individuals with the greatest influence on company-wide performance should have the largest amount of cash benefits and stock-based awards at risk. In our view, a balanced approach to compensation decisions motivates management’s efforts to drive positive outcomes in both current and future environments and mitigates the risk that any one incentive could lead executive officers to take actions that are not in our best interests. In addition, the tying of compensation to performance goals that must be achieved in a heavily regulated business environment such as ours adds an additional layer of scrutiny to the Company’s actions and lessens greatly the opportunities for individuals to take inappropriate actions without discovery and sanctions.
Objectives:
•
  To attract and retain the best executive talent available;
•
  To motivate our executives to achieve the goals inherent in our business strategy;
•
  To link executive and stockholder interests through equity-based compensation; and
•
  To provide a compensation package that recognizes individual contributions as well as corporate performance.
Key compensation elements:
•
  Base salary;
•
  Annual performance-based cash bonuses;
•
  Stock-based incentive awards; and
•
  Employee benefits.
Each of these elements is described in more detail below.
The Role of the Compensation Committee
The members of the Compensation Committee are currently Michael D. Loberg, William G. Messenger (Chairman), and Patrick J. Zenner. Each of the current members is an “independent director” under Nasdaq listing standards, a “Non-Employee Director” within the meaning of Section 16 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”).
The Compensation Committee advises our Board concerning the Company’s compensation philosophy and policies, in general, and, in particular, determines, or recommends to the Board for determination, the compensation of our Chief Executive Officer and other named executive officers and of members of the Board. Recommendations and decisions made by the Compensation Committee are reported to the full Board for approval, endorsement or ratification, as appropriate.

As part of our Board’s risk oversight responsibilities, our Compensation Committee reviews the Company’s compensation policies and practices as generally applicable to our employees and discuss with management any risks created by such policies and practices. Based on that review and discussions with management, and taking into consideration ArQule’s risk assessment and risk management policies and procedures, we believe that our compensation policies and procedures do not encourage excessive and unnecessary risk-taking. and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on ArQule.
The Compensation Committee’s Process
General
Our Compensation Committee sets the mix of elements of executive compensation to be recommended to the Board for approval including base salary, annual performance-based cash bonuses and stock-based awards for our named executive officers. While the Compensation Committee considers the elements of compensation described below separately, it takes into account the full compensation package afforded to each executive officer in making its recommendations. The Compensation Committee also makes recommendations concerning the appropriate linkage of executive compensation to individual and corporate performance and financial returns to stockholders.
Independent Compensation Consultant
Under its Charter, SEC regulations and Nasdaq rules, the Compensation Committee has access to extensive resources and broad discretionary authority to engage a compensation consultant and other advisors to assist it in its deliberations. From time to time and on an ad hoc basis, the Compensation Committee retains Radford, an Aon Hewitt Company (“Radford”), as its independent compensation consultant to provide executive compensation advice. The Compensation Committee has assessed Radford’s independence and concluded that no conflict of interest exists that would prevent Radford from exercising independent judgment when advising the Compensation Committee.
While the Company pays for the costs of Radford’s services, our Compensation Committee has the authority to engage and terminate Radford’s engagement. Radford makes recommendations to the Compensation Committee, but has no authority to make compensation decisions on behalf of the Compensation Committee or the Company. Radford attends Compensation Committee meetings either in person or via conference call as deemed appropriate by the Compensation Committee. Our management provides historical data, reviews reports for accuracy and interacts directly with Radford, at the direction of the Compensation Committee. The Compensation Committee, at its discretion, also communicates and meets with Radford without participation of the Company’s management.
The only service provided by Radford to the Company in 2013 was in connection with the advisory vote on approval of executive compensation to be taken by our stockholders. It consisted of an analysis of our Chief Executive Officer’s total compensation, including a comparison to that of chief executive officers of companies deemed to be similar to us by proxy advisors making recommendations to stockholders on voting matters. That group of companies will differ from the group of companies we consider to be our peer group. The cost of the analysis provided by Radford was $6,100.
Benchmarking
The Compensation Committee considers the views of our Chief Executive Officer regarding achievement of individual and departmental objectives of those executives reporting directly to him. With the assistance of our Vice President of Human Development, approximately every two years the Compensation Committee reviews peer group compensation data and additional selected compensation data produced by Radford. Our peer group of companies, which we evaluate in conjunction with our review of peer compensation data, is comprised principally of non-commercial, life sciences companies with products in phase 2 or phase 3 clinical trials that Radford has deemed to be most comparable to us in market capitalization and head count.

Since we did not conduct a review of peer group compensation data and additional selected compensation data in 2013, we did not compile a list of peer group companies for 2013.
In general terms on a periodic basis, as a basis for its recommendations, the Compensation Committee benchmarks total compensation for all of our employees to the median compensation (i.e. 50th percentile) of employees performing similar job functions at biotechnology companies nationally, adjusted for differences in company size, stage of development, location, and performance. However, we strongly believe in retaining the best talent among our executive management team. Therefore, we have recommended, and may recommend in the future, total compensation packages for executive management that vary substantially from the median based on factors such as industry experience, scope of responsibility, knowledge, and unique qualifications.
Say-on-Pay
In May 2013 our stockholders cast an advisory vote on the compensation of our named executive officers. The compensation disclosure and analysis and compensation tables in our 2013 proxy statement provided our stockholders with then current information identical in scope with the discussion and analysis and tables in this section.
In the 2013 proxy statement, we stated our belief that our compensation policies and procedures support our business strategy by rewarding successful achievement of specific financial and operational goals and providing performance-based incentives to maximize stockholder value. We also expressed our belief that these policies and procedures are closely aligned with the long-term interests of our stockholders.
Our stockholders endorsed our compensation philosophy with 97% of stockholders’ votes cast to approve our named executive officers’ compensation. Consequently, our current intention is to continue implementing our existing programs and policies.
Elements of Compensation
Base Salary
Salary levels are considered annually as part of our performance review process, but also in the cases of promotion or other change in the job responsibilities of an executive officer. For named executive officers, initial base salaries generally are established in connection with negotiation of an offer of employment and employment agreement. Increases in base salary have several elements. In addition to promotion and increased responsibilities, merit and company-wide general increases are also factored in. Salaries of our named executive officers for 2013 and certain prior years are also reported in the Summary Compensation Table.
The following table shows changes in the annualized base salaries of our named executive officers from 2012 to 2013:

Name and Principal Position	2012 Annualized Base Salary ($)	2013 Annualized Base Salary ($)	% Increase	Comment
Paolo Pucci, CEO	489,000	489,000	—	Base salary negotiated in and adjusted per amended employment agreement and annual review.
Peter S. Lawrence, COO	414,000	414,000	—	Base salary negotiated in and adjusted per amended employment agreement and annual review.
Dr. Brian Schwartz, CMO	370,000	381,000	3.0	Base salary negotiated in and adjusted per employment agreement and annual review.

Performance-Based Bonuses
Cash bonuses represent a percentage of each named executive officer’s salary. In determining the target award opportunity for the bonus of a particular executive, we consider compensation data and level of strategic contribution to the Company’s performance. This determination is made at the time an executive officer is hired and generally is one of the negotiated terms of his or her employment agreement. Adjustments to bonus targets are also considered, subject to the requirements of those employment agreements, as part of the annual review process.
At the beginning of each fiscal year, we set corporate goals at minimum, planned, and maximum levels of performance and weight the goals according to their importance to our corporate strategy. Levels of performance for these goals are expressed as percentages which, when determined by our Board following conclusion of the fiscal year, are aggregated to arrive at an overall level of performance for the Company. In determining individual bonus amounts for our named executive officers, our directors take into consideration the Company’s overall performance, the named executive officer’s achievement of specific individual goals, and the amount of the named executive officer’s target bonus.
The following is a summary description of the primary corporate goals for 2013 used to determine performance-based bonuses:
Development Programs
•
  In connection with the Company’s Phase 3 clinical trial of tivantinib for treatment of patients diagnosed with hepatocellular cancer, screen and randomize specified numbers of patients by a stated deadline.
•
  In connection with the Company’s Phase 1 clinical trial of its FGFR inhibitor, ARQ 087, complete recruiting, screening and dosing of a specified number of patient cohorts by a stated deadline.
•
  In connection with the Company’s Phase 2 clinical trial of tivantinib and erlotinib for treatment of non-small cell lung cancer in patients with a mutated form of the KRAS gene, complete an interim assessment of results by a specified date.
Discovery Programs
•
  Meet lead optimization entry criteria specified by a third party and deliver a research report for which payment by that party would be made by a specified date.
•
  Using the Company’s library of small molecules, by a stated deadline complete screening campaigns for a specified number of biological targets resulting in hits of sufficient quality to proceed with further pre-clinical development.
Finance
•
  End 2013 with a specified amount of cash and marketable securities while meeting all key budget objectives.
•
  Develop a sustainability plan by which current financial resources will be sufficient to fund operations into 2016.
Operational
•
  Identify a specified amount of savings related to reductions in costs of operating our current facility.
Publications & Presentations
•
  Publish and present in a specified number and type of public forums data regarding our drug discovery and development programs.

Following the recommendations of the Compensation Committee, our Board determined that, on a weighted basis, our overall level of performance warranted payment of bonuses at 85% of the bonus targets. This determination reflected results with respect to Discovery and Finance goals that were at or above planned performance and Development, Operational and Publications & Presentations goals that were at or below planned performance. The following table shows percentages of target and actual bonuses paid to our named executive officers.

Name and Principal Position	2013 Bonus Target (% of Base Salary)	2013 Bonus Actual (% of Base Salary)	Comment
Paolo Pucci, CEO	60.0%	51.0%	Target bonus set by terms of amended employment agreement. Actual bonus 85% of target.
Peter S. Lawrence, COO	45.0%	38.3%	Target bonus set by terms of amended employment agreement. Actual bonus 85% of target.
Dr. Brian Schwartz, CMO	40.0%	34.0%	Target bonus set by terms of employment agreement. Actual bonus 85% of target.

The amounts of cash bonus awards made to our named executive officers are also reported in the Summary Compensation Table on page 24.
Stock-based Awards
Primarily, we have granted stock options and/or shares of restricted stock to our named executive officers under our Amended and Restated 1994 Equity Incentive Plan. It is our current policy to grant stock options and/or shares of restricted stock with an exercise price or share valuation equal to the closing price of our Common Stock as reported by Nasdaq on the date of grant. Options vest over various periods of time, generally four years. Restricted stock awards have restrictions which lapse over various periods of time, also generally four years. We have also awarded performance-based stock units (PSUs), each of which represents a contingent right to receive one share of Common Stock. Under our Amended and Restated 1994 Equity Incentive Plan and upon approval by stockholders of our 2014 Equity Incentives Plan and subject to the restrictions contained in those plans, the Compensation Committee has the flexibility to rebalance the vesting terms and performance conditions of these awards as it deems necessary or advisable, e.g., to take into account unforeseen adverse events or clinical developments.
Stock option grants, and awards of restricted stock and stock units, are designed to encourage the creation of stockholder value over the long term since the full benefits of the options and awards cannot be realized unless stock price appreciation is achieved, and, once achieved, is maintained and increased. Accordingly, awards of options, restricted stock and stock units align the interests of executive officers and employees with those of stockholders.
In general, we establish ranges for these grants and awards to our named executive officers based on a number of factors, including data from Radford, the executive’s job level, promotions, responsibilities he or she may assume in the upcoming year, responsibilities undertaken in prior years and other considerations deemed appropriate by the Compensation Committee. In determining an executive’s annual grant, we apply the results of the Company’s annual performance and the executive’s individual performance to the applicable range, and then take into consideration any other factors that the Compensation Committee deems relevant.
After consideration of all of these factors, as well as corporate and individual performance, in January 2014 for performance in 2013, we awarded Mr. Pucci an option to purchase 285,000 shares of our Common Stock; Mr. Lawrence, an option to purchase 123,500 shares of our Common Stock and Dr. Schwartz, an option to purchase 85,500 shares of our Common Stock. We also awarded Mr. Lawrence 25,000 shares of restricted stock and Dr. Schwartz, 30,000 shares of restricted stock as part of a company-wide retention grant program. All of these options vest ratably over a four year period commencing from the date awarded. Restrictions on restricted stock lapse ratably over a four year period commencing from the date awarded.

The Compensation Committee comes to a recommendation regarding annual stock option awards at a meeting in December prior to the first meeting of the Board in the following calendar year. The effective date for such awards is the date of such meeting of the full Board. At its January meeting, the Board acted upon the recommendations of the Compensation Committee.
Employment Agreements
ArQule generally enters into employment agreements with named executive officers. Typically, these agreements are offered in connection with recruiting executive officers when ArQule deems it necessary or appropriate to attract, incentivize and retain new hires. Agreements of this type exist to establish initial salary and bonuses, benefits, initial option grants, reporting lines, and change of control and related severance provisions, among other things. Mr. Pucci, Mr. Lawrence and Dr. Schwartz have such agreements.
Other Elements of Compensation and Perquisites
We provide our named executive officers with certain benefits and perquisites. The value of such benefits and perquisites provided in 2013 was less than $10,000 for each named executive officer. We provided these benefits on the same terms as those applicable to all of our other employees. The primary benefits are:
•
  health (medical, dental and vision) insurance for which the Company pays a portion of the premiums;
•
  a life insurance benefit equivalent to two times base salary up to a maximum of $400,000 for which the Company pays the premiums;
•
  long-term disability insurance equal to 60% of base salary up to $15,000 per month, the premiums for which are paid by the Company with the amount of the premiums being included in the taxable compensation of employees;
•
  if necessary in given circumstances to attract management talent, housing allowances and relocation costs;
•
  a retirement plan (401(k) Plan) under which an employee can choose to contribute up to 60% (subject to Tax Code limits) of compensation on a pre-tax basis with a matching contribution from the Company of $0.50 for each $1.00 contributed up to the first 6% of compensation;
•
  a tax-qualified stock purchase plan which permits participants to acquire shares of Common Stock at a price that is 85% of the stock price on either the first day or last day of the designated offering period (generally six months), whichever is lower; and
•
  tuition reimbursement up to $3,000 per year for undergraduate courses and $6,000 for graduate courses.
Currently, the Company does not have a nonqualified deferred compensation plan, a pension plan, or other defined benefit plan. In addition, the Company does not have a policy on adjustments to, or recovery of, awards if the performance measures on which they were based are adjusted or restated.
Potential Payments to Named Executive Officers upon Termination or Change of Control
The employment agreements of Mr. Pucci, Mr. Lawrence and Dr. Schwartz provide for certain payments to be made to them in the event that their employment with the Company is, or is deemed to be (as provided in the employment agreements), terminated without “cause.” Severance benefits are an important tool in attracting and retaining key employees, and provide a degree of financial security to such employees where their employment is terminated through no fault of their own. Each of the agreements also provides for acceleration of vesting of the executive’s stock-based awards in certain circumstances following the occurrence of a change of control of the Company. We believe that it is generally appropriate to vest stock-based awards to key employees in a change of control transaction, as such a transaction may often result in the elimination or reduction of the employee’s ability to realize value from his or her options.

For information regarding the severance and change of control benefits provided to Mr. Pucci, Mr. Lawrence and Dr. Schwartz under their employment agreements, see “Payments upon Termination or Change of Control”.
Tax Considerations
If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A of the Tax Code, and such benefits do not comply with Section 409A, the executive would be subject to adverse tax treatment, including accelerated income recognition (in the first year that benefits are no longer subject to a substantial risk of forfeiture) and an additional income tax of 20% of the amount so recognized. The employment agreements of our named executive officers described herein contain provisions intended to limit or eliminate adverse tax consequences through timing of payments.
Section 162(m) of the Tax Code generally denies a deduction to any publicly held corporation for compensation paid to its named executive officers to the extent that any such individual’s compensation exceeds $1 million, subject to certain exceptions, including one for “performance-based compensation.” Generally, the Compensation Committee seeks to maximize executive compensation deductions for federal income tax purposes. However, certain awards under the Company’s Amended and Restated 1994 Equity Incentive Plan may result in an amount of compensation not being deductible under Section 162(m) of the Tax Code. At the Company’s present stage of development, management and the Compensation Committee believe that the loss of a deduction is not significant to the Company. Management and the Compensation Committee take the issue of deductibility into consideration as our Amended and Restated 1994 Equity Incentive Plan and other benefit plans are updated. The Compensation Committee believes that none of the Company’s named executive officers received compensation in 2013 that was nondeductible under Section 162(m) of the Tax Code.
COMPENSATION COMMITTEE REPORT
The Compensation, Nominating and Governance Committee of the Board of Directors of ArQule, Inc., composed entirely of independent directors in accordance with applicable laws, regulations, Nasdaq rules and listing requirements and our governance guidelines, sets and administers policies that govern the Company’s executive compensation programs and various incentive and stock programs. The Compensation, Nominating and Governance Committee has reviewed and discussed the Compensation Discussion and Analysis with the management of ArQule, Inc. Based on this review and discussion, the Committee recommended to the full Board of Directors that the Compensation Discussion and Analysis be included in this Annual Report.
Submitted by the Compensation,
Nominating and Governance Committee,
William G. Messenger, Chairman
Michael D. Loberg
Patrick J. Zenner

EXECUTIVE COMPENSATION
The table and text below describe the cash and additional incentive compensation paid to the Company’s Chief Executive Officer, President and Chief Operating Officer (principal financial officer for SEC reporting purposes) and Chief Scientific Officer (the “named executive officers”) for the fiscal periods indicated.
SUMMARY COMPENSATION TABLE
The following table summarizes total compensation earned during the fiscal years ended December 31, 2013, 2012 and 2011 by each of our named executive officers:

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Paolo Pucci Chief Executive Officer	2013	489,345	—	—	486,609	249,566	8,100	1,233,620
	2012	488,786	—	—	1,549,485	278,927	7,950	2,325,148
	2011	483,769	—	—	1,214,070	261,630	7,950	1,967,419
Peter S. Lawrence President, Chief Operating Officer, General Counsel and Secretary	2013	413,921	—	—	210,864	158,325	8,100	791,210
	2012	412,530	—	—	726,782	157,290	7,950	1,304,552
	2011	401,111	—	—	627,270	144,671	7,950	1,181,002
Dr. Brian Schwartz Chief Medical Officer and Senior Vice President	2013	380,258	—	—	145,983	129,578	8,100	663,919
	2012	367,520	—	—	538,631	123,029	7,950	1,037,130
	2011	347,630	—	—	566,566	109,749	7,950	1,031,895

(1)
  The amounts in this column include compensation earned but deferred at the election of the named executive officer, under the Company’s retirement savings plan established under Section 401(k) of the Tax Code.
(2)
  This column reflects the aggregate grant date fair values for all option awards granted during the fiscal year. Assumptions used in the calculation of these amounts are included in Note 2 to the Company’s audited financial statements for the year ended December 31, 2013, included in the Company’s 2013 Annual Report on Form 10-K. Additional information regarding stock options issued to the named executive officers is provided in the table “Outstanding Equity Awards at Fiscal Year-End”.
(3)
  Represents bonus amounts earned under our annual incentive program for 2013 and paid in the first quarter of 2014. Additional information regarding the annual incentive program is provided in “Compensation Discussion and Analysis—Performance-Based Bonuses”.
(4)
  In 2013, for each named executive officer, the amount includes the Company’s contributions to a 401(k) plan account for the executive and payment of group term life insurance premiums.

EMPLOYMENT AGREEMENTS
The Company is party to employment agreements with its named executive officers. A summary of the material terms of these agreements follows below. For information regarding the post-employment and change of control benefits provided by these agreements, see “Payments upon Termination or Change of Control”.
Employment Agreement with Paolo Pucci
Mr. Pucci’s employment agreement, as amended, provides that the Company will employ Mr. Pucci as its Chief Executive Officer at a base salary of $475,000. The base salary is subject to annual review and upward adjustment by the Company. Mr. Pucci is also eligible to receive a discretionary annual cash bonus based on a target amount of 60% of his base salary. The award of a bonus is in the discretion of the Board based on Company and individual performance. The agreement also establishes the vesting conditions for PSUs that were awarded to Mr. Pucci and provides that all such PSUs will be subject to accelerated vesting if Mr. Pucci is terminated or deemed terminated without cause in connection with a change of control of the Company.
Employment Agreement with Peter S. Lawrence
Mr. Lawrence’s employment agreement, as amended, provides that the Company will employ Mr. Lawrence as President and Chief Operating Officer at an initial base salary of $375,000 per year. The base salary is subject to annual review and upward adjustment by the Company. Mr. Lawrence is also eligible to receive a discretionary annual cash bonus based on a target amount of 40% of his base salary. The award of a bonus is in the discretion of the Company’s Board based on Company and individual performance. The agreement also establishes the vesting conditions for PSUs that were awarded to Mr. Lawrence and provides that all such PSUs will be subject to accelerated vesting if Mr. Lawrence is terminated or deemed terminated without cause in connection with a change of control of the Company.
Employment Agreement with Brian Schwartz
Dr. Schwartz’s employment agreement, as amended, provides that the Company will employ Dr. Schwartz as its Chief Medical Officer at an initial annual base salary of $325,000. The base salary is subject to annual review and upward or downward adjustment by the Company. Dr. Schwartz is also eligible to receive a discretionary annual cash bonus based on a target amount of 35% of base salary. The award of a bonus is in the discretion of the Company’s Board based on Company and individual performance. The agreement also establishes the vesting conditions for PSUs that were awarded to Mr. Schwartz and provides that all such PSUs will be subject to accelerated vesting if Mr. Schwartz is terminated or deemed terminated without cause in connection with a change of control of the Company.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2013
The following table sets forth certain information with respect to awards granted during the fiscal year ended December 31, 2013 to our named executive officers under our equity and non-equity incentive plans.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Paolo Pucci	N/A	—	293,607	440,410
	1/14/2013				285,000	486,609
Peter S. Lawrence	N/A	—	186,264	279,397
	1/14/2013				123,500	210,864
Dr. Brian Schwartz	N/A	—	158,542	237,814
	1/14/2013				85,500	145,983

(1)
  The threshold amount under the cash bonus program is zero. The target amount is based on the individual’s current salary. The target represents 60% of Mr. Pucci’s base salary, 45% and 40% of the base salaries of Mr. Lawrence and Dr. Schwartz respectively. The maximum amount is 150% of the target amount.
(2)
  The dollar amount for PSUs is calculated as the number of PSUs granted times the market price on the date of award.

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END
The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our named executive officers as of December 31, 2013:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) (1) Exercisable		Number of Securities Underlying Unexercised Options (#) (1) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Shares, Units or Other Rights that Have Not Vested(2)
Paolo Pucci	500,000	(3)		$3.95	6/9/2018
	168,750		56,250	3.42	1/21/2020
	100,000			4.14	7/15/2020
	150,000		150,000	6.70	1/24/2021
	78,750		236,250	7.95	2/1/2022
			285,000	2.51	1/14/2023
						390,000(4)	$1,614,600
Peter S. Lawrence	300,000			6.20	4/13/2016
	50,000			6.16	1/16/2017
	100,000			7.56	10/4/2017
	200,000			4.75	1/17/2018
	97,500		32,500	3.42	1/21/2020
	65,000		65,000	6.70	1/24/2021
	12,500		12,500	6.70	1/24/2021
	36,937		110,813	7.95	2/1/2022
			123,500	2.51	1/14/2023
						25,000(5)	$62,750
						125,000(6)	$307,500
Dr. Brian Schwartz	200,000			3.62	7/14/2018
	67,500		22,500	3.42	1/21/2020
	45,000		45,000	6.70	1/24/2021
	25,000		25,000	6.70	1/24/2021
	27,375		82,125	7.95	2/1/2022
			85,500	2.51	1/14/2023
						50,000(7)	$375,000
						30,000(8)	$75,300
						120,000(7)	$295,200

(1)
  Except as otherwise noted, each option vests at the rate of one-fourth of the underlying shares annually beginning on the anniversary of the date of grant.
(2)
  Market Value is calculated as the number of shares of unvested stock awarded times the market price on the date of award.
(3)
  In accordance with Mr. Pucci’s employment agreement dated as of April 15, 2008, Mr. Pucci was granted an option to purchase 500,000 shares of the Company’s Common Stock, of which 125,000 vested on June 9, 2008, and 125,000 vested on the anniversary of the date of grant for the following three years.

(4)
  PSUs granted in tranches of 300,000 that vest upon the achievement of certain performance targets related to the development of the Company’s products and 90,000 units that vest only after satisfaction of the development target and a performance target based on the average price of the Company’s Common Stock.
(5)
  Shares of restricted stock that vest ratably over four years.
(6)
  PSUs will vest if, during the course of Mr. Lawrence’s employment with the Company, a certain performance goal related to the development of the Company’s products is achieved by a date specified by the Compensation Committee.
(7)
  PSUs will vest if, during the course of Dr. Schwartz’s employment with the Company, a certain performance goal related to the development of the Company’s products is achieved by a date specified by the Compensation Committee.
(8)
  Shares of restricted stock that vest ratably over four years.
OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2013
The table below sets forth certain information regarding stock option exercises and vested stock awards for the Company’s executive officers during the last fiscal year.

	Option Awards		Stock Awards
Name	Number of Securities Acquired on Exercise	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($) (1)
Paolo Pucci	—	—	16,875	$42,863
Peter S. Lawrence	—	—	18,750	47,625
Dr. Brian Schwartz	—	—	2,925	7,430

(1)
  On January 20, 2009, Mr. Pucci, Mr. Lawrence and Dr. Schwartz were awarded 67,500, 75,000 and 11,700 shares of restricted stock, respectively, the restrictions on 25% of which lapsed on each of the next four anniversaries of the award date. The fair market value of the Company’s Common Stock was $2.54 on January 20, 2013.
PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
The Company has employment agreements with Mr. Pucci, Mr. Lawrence and Dr. Schwartz. Each of these employment agreements provides for the payment of severance and change of control benefits. The following discussion and table provide information about the severance and change of control provisions of these employment agreements, and are qualified by reference to the full text of the agreements, as amended, each of which is on file with the SEC.
The following terms are used in the discussion below:
•
  “Change of Control” means any of the following:
•
  the acquisition by any person or entity of our Common Stock so that such person or entity holds or controls 50% or more of our outstanding Common Stock;
•
  the merger or consolidation of the Company with or into any other entity in circumstances where the holders of the Company’s outstanding shares of capital stock before the transaction do not retain stock representing a majority of the voting power of the surviving entity;
•
  a sale of all or substantially all of the assets of the Company to a third party;
•
  within any 24-month period, the election by the Company’s stockholders of 20% or more of the Company’s directors other than pursuant to nomination by management; or
•
  the execution of an agreement approved by the Board providing for any of the above.

•
  “Cause” means any of the following:
•
  arbitrary, unreasonable, or willful failure of the executive to follow the reasonable instructions of the Chief Executive Officer (or, in the case of the Chief Executive Officer, the Board), or otherwise perform his or her duties;
•
  willful misconduct by the executive that is materially injurious to the Company;
•
  willful commission by the executive of an act constituting fraud with respect to the Company;
•
  conviction of the executive for a felony under state or federal law; or
•
  material breach by the executive of his or her obligations to the Company regarding confidentiality of information or rights in intellectual property.
•
  Termination “without Cause” means any of the following occurrences:
•
  the Company terminates the executive’s employment without Cause; or
•
  the executive terminates his employment upon the occurrence of any of the following: (a) the Company substantially reduces or diminishes the executive’s responsibilities or title without cause; (b) the Company reduces the executive’s base salary or bonus target (other than in connection with a Company-wide decrease in salary or bonus, respectively); (c) the Company materially breaches any of its obligations to the executive under his or her employment agreement, and fails to cure such breach; (d) the Company relocates the executive’s place of employment without his or her consent by a distance of more than fifty (50) miles; or (e) a successor in interest to the Company fails to assume the obligations of the employment agreement.
•
  In the case of Mr. Pucci, Termination without Cause shall also occur if, following a Change of Control, the executive terminates his employment:
•
  because the executive is unable to have direct responsibility for the Company’s fully-integrated profit and loss statement (whether as a stand-alone entity or as a division or other business unit of some other acquiring entity); or
•
  because of the exclusion from, or failure to appoint the executive to, the board of directors, or the executive committee, management committee or equivalent corporate managerial body of senior executives, of the acquiring company.
Employment Agreement with Paolo Pucci
Mr. Pucci’s agreement, as amended, provides for continued employment until March 8, 2017. If Mr. Pucci is terminated without Cause, the Company will be required to pay Mr. Pucci an amount equal to twenty-four months of his base salary in effect at the time of termination, plus an amount equal to the total of bonuses paid to him with respect to the two years preceding the year in which he is terminated. These amounts will be paid in substantially equal installments according to the Company’s normal payroll schedule during the twenty-four month period following termination. In addition, the Company will, at its expense, continue to provide Mr. Pucci with certain employee benefits for a period of twenty-four months from the date of termination. Finally, all of Mr. Pucci’s unvested stock options and restricted stock that would have become exercisable or vested within one year from the termination date will immediately become exercisable or vested free of restrictions without regard to the original vesting schedule. If a Change of Control occurs prior to achievement of the product development milestone, and the Company subsequently terminates (or is deemed to terminate) Mr. Pucci’s employment without Cause within a specified period, 390,000 of his PSUs will vest without regard to the performance milestones. Termination of Mr. Pucci’s employment by reason of scheduled expiration of his employment agreement will not be considered a termination without Cause.
Employment Agreement with Peter S. Lawrence
Mr. Lawrence’s employment agreement, as amended, provides that, in the event that his employment is terminated without Cause, he is entitled, subject to the execution of a general release of claims, to a lump sum severance payment equal to twelve months’ base salary as of the date of termination, plus the average of the annual performance bonuses that he received in the preceding two years. In addition, 50% of any then unvested options that were granted at the time that the employment agreement was originally executed will become immediately exercisable on the termination date, and the Company will pay, for the twelve-month period following the date of termination, the cost of continuing the health and other employee benefits that Mr. Lawrence is entitled to receive under his employment agreement at the level in effect as of the termination date. The employment agreement further provides that, if the Company terminates (or is deemed to terminate) Mr. Lawrence’s employment with the Company without Cause within one year following a Change of Control of the Company, in addition to the severance benefits described above, any then unvested options held by Mr. Lawrence will become immediately exercisable and any shares of restricted stock previously granted shall immediately be free and clear of any restrictions. Additionally, if a Change of Control occurs prior to achievement of the product development milestone, and the Company subsequently terminates (or is deemed to terminate) Mr. Lawrence’s employment without Cause within a specified period, 125,000 of his PSUs will vest without regard to the performance milestone.
Employment Agreement with Brian Schwartz
Dr. Schwartz’s employment agreement provides that, in the event that his employment is terminated without Cause, he is entitled, subject to the execution of a general release of claims, to a severance payment equal to twelve months’ base salary as of the date of termination, plus the average of the annual performance bonuses that he received in the preceding two years. This amount will be paid in substantially equal installments according to the Company’s normal payroll schedule during the twelve-month period following termination. In addition, the Company will pay, for the 12-month period following the date of termination, the cost of continuing the benefits that Dr. Schwartz is entitled to receive under his employment agreement at the level in effect as of the termination date. The employment agreement further provides that, if the Company terminates (or is deemed to terminate) Dr. Schwartz’s employment with the Company without Cause within one year following a Change of Control of the Company, in addition to the severance benefits described above, any then unvested stock options will become immediately exercisable without regard to the original vesting schedule and any shares of restricted stock previously granted shall immediately be free and clear of any restrictions. Additionally, if a Change of Control occurs prior to achievement of the product development milestone, and the Company subsequently terminates (or is deemed to terminate) Dr. Schwartz’s employment without Cause within a specified period, 125,000 of his PSUs will vest without regard to the performance milestone.
The following table sets forth information with respect to compensation that would have been payable to Mr. Pucci, Mr. Lawrence and Dr. Schwartz if the named executive officer’s employment had been terminated without Cause as of December 31, 2013 immediately following a Change of Control of the Company:

Name	Cash Payment(1) ($)	Equity Acceleration(2) ($)	Benefits and Perquisites(3) ($)	Total ($)
Paolo Pucci	$1,519,247	838,500	$25,985	$2,383,732
Peter S. Lawrence	600,186	322,500	25,985	948,671
Dr. Brian Schwartz	533,557	430,000	25,985	989,542

(1)
  For Mr. Pucci, the cash payment is calculated as the sum of an amount equal to two times his annual salary as of December 31, 2013, plus a bonus payment equal to the sum of the 2012 and 2013 bonuses. For each of Mr. Lawrence and Dr. Schwartz, the cash payment is calculated as the sum of the executive’s annual salary as of December 31, 2013, plus a bonus payment equal to 45% and 40%, respectively, of annual salary.
(2)
  For Mr. Pucci, the equity acceleration is calculated as the product of the number of his 390,000 PSUs times the market value of our Common Stock as of December 31, 2013. For Mr. Lawrence, the equity acceleration is calculated as the product of the number of his 125,000 PSUs plus his 25,000 shares of restricted stock times the market value of our Common Stock as of December 31, 2013. For Dr. Schwartz, the equity acceleration is calculated as the product of the number of his 170,000 PSUs plus his 30,000 shares of restricted stock times the market value of our Common Stock as of December 31, 2013.
(3)
  Reflects the premiums for twelve months for group medical, dental, life and disability programs. Amounts are based on the premiums in effect at December 31, 2013.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
As of March 28, 2014 there were 8,455,520 shares subject to issuance upon exercise of outstanding options and there were no stock appreciation rights under all of our equity compensation plans referred to in the table below, at a weighted average exercise price of $4.95, and with a weighted average remaining life of 6.1 years. There were a total of 830,598 shares subject to outstanding restricted stock and PSUs and other full value awards that remain subject to forfeiture. As of March 28, 2014, there were 2,012,784 shares available for future issuance under those plans. The following table provides information as of December 31, 2013 regarding compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

	(a)	(b)	(c)(1)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	7,502,814	$5.28	3,162,103
Equity compensation plans not approved by security holders	—	—	—
Total	7,502,814	$5.28	3,162,103

(1)
  Column “(c)” includes 449,048 shares available for issuance under the ArQule, Inc. Amended and Restated 1996 Employee Stock Purchase Plan, 2,576,055 available for issuance under the ArQule, Inc. Amended and Restated 1994 Equity Incentive Plan and 137,000 available for issuance under the ArQule, Inc. Amended and Restated 1996 Director Stock Option Plan.
REPORT OF THE AUDIT COMMITTEE
In the course of its oversight of the Company’s financial reporting process, the Audit Committee of the Board of Directors has:
•
  reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2013;
•
  discussed with our independent registered public accounting firm, PricewaterhouseCoopers LLP, matters required to be discussed under Public Company Accounting Oversight Board standards;
•
  received the written disclosures and the letter from PricewaterhouseCoopers LLP pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence;
•
  discussed with PricewaterhouseCoopers LLP the firm’s independence; and
•
  considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining independence.
Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.
By the Audit Committee,
Timothy C. Barabe, Chairman
William G. Messenger
Patrick J. Zenner

PROPOSAL 2—APPROVAL OF 2014 EQUITY INCENTIVES PLAN
General
We are asking our stockholders to approve our newly adopted 2014 Equity Incentives Plan, referred to as the 2014 Plan. The Board adopted the 2014 Plan on March 18, 2014, subject to the stockholder approval solicited by this proxy statement. The purpose of the 2014 Plan is to attract and retain key employees and consultants and to provide an incentive for these persons to achieve long-range performance goals. The principal features of the 2014 Plan, which will replace our current Amended and Restated 1994 Equity Incentive Plan (the “1994 Plan”), are listed below:
•
  The 2014 Plan currently permits us to authorize the granting of awards to our directors, employees and consultants in any of the following forms:
◦
  options to purchase shares of Common Stock, which may be nonstatutory stock options or incentive stock options under the Tax Code;
◦
  stock appreciation rights, which give the holder the right to receive the difference between the fair market value per share of Common Stock on the date of exercise over the grant price;
◦
  performance shares vesting upon the attainment of specified performance goals;
◦
  restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;
◦
  stock units, which represent the right to receive shares of Common Stock in the future, subject to terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as set by the Compensation Committee; and
◦
  other stock-based awards in the discretion of the Compensation Committee, including convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options.
•
  The aggregate number of shares of Common Stock that may be issued is (i) 3,750,000 shares plus (ii) an undetermined number of shares subject to awards made under the 1994 Plan that otherwise would have been returned to the 1994 Plan after the effective date of the 2014 Plan, on account of the expiration, cancellation or forfeiture of awards granted under the 1994 Plan.
•
  Upon approval of the 2014 Plan, no new awards will be made under the 1994 Plan.
•
  No stock option shall have a term greater than ten (10) years measured from the date of award; in the case of any incentive stock option granted to a 10% stockholder the term of the incentive stock option shall not exceed five years measured from the date the option is granted; and subject to Section 6.2 of the 2014 Plan, the exercise price of stock options shall not be less than 100% of the fair market value per share of Common Stock on the date the award is made (and in the case of an incentive stock option granted to a 10% stockholder, not less than 110% of the fair market value of a share of Common Stock on the date the award is made).
•
  An award of stock appreciation rights shall have a term no greater than ten (10) years measured from the date of award and that subject to Section 11.1 of the 2014 Plan, the base price of a stock appreciation right shall not be less than 100% of the fair market value per share of Common Stock on the date the award is made and that all awards of stock appreciation rights shall be settled in shares of Common Stock issuable upon the exercise of the stock appreciation rights.
•
  To the extent that any award is forfeited, or any stock option or stock appreciation right terminates, expires or lapses without being exercised, the shares subject to such awards not delivered as a result thereof shall again be available for awards under the 2014 Plan. Shares tendered or withheld to pay the exercise price of a stock option or to pay tax withholding for restricted stock will count against shares authorized but unissued under the 2014 Plan and will not be added back to the shares available under the 2014 Plan. When a stock appreciation right is exercised and settled for shares, the number of shares subject to the grant shall be counted against the number of shares available for issuance under the 2014 Plan as one (1) share for every share subject thereto, regardless of the number of shares used to settle the stock appreciation right upon exercise.
•
  For any two (2) shares of Common Stock issued in connection with a full value award, i.e., performance shares, restricted stock, stock units or other stock-based awards, three (3) fewer shares of Common Stock will be available for issuance in connection with options and future stock awards under the 2014 Plan.
The above summary of the material terms of the 2014 Plan, as proposed to be adopted, is qualified by reference to the full text of the 2014 Plan. A copy of the 2014 Plan is attached to this Proxy Statement as Exhibit B. You may also request and obtain a copy by writing to:
ArQule, Inc.
19 Presidential Way
Woburn, MA 01801
Attn.: William B. Boni
Vice President, Investor Relations/Corporate Communications.
To date, we have granted only incentive stock options, non-statutory stock options, restricted stock and stock units under the 1994 Plan. Upon approval of the 2014 Plan, our current plan is to issue stock options, restricted stock and performance stock units under the 2014 Plan, but we may make awards in other forms in the future. All shares available for awards under the 1994 Plan and the 2014 Plan can be used for awards in the form of options, restricted stock, stock appreciation rights, performance shares, stock units, and other rights having a Common Stock element.
As of March 28, 2014, options to purchase an aggregate of 18,044,985 shares of Common Stock have been granted pursuant to the 1994 Plan. Options to purchase 7,719,590 shares have been cancelled, options to purchase 3,477,641 shares have been exercised, and options to purchase 6,847,754 shares remain outstanding. 1,192,285 restricted shares of Common Stock have been awarded (including shares included in restricted stock), of which 91,015 restricted shares have been cancelled, 888,919 shares have been issued as restrictions lapsed and 214,353 shares remain reserved for issuance if and when restrictions lapse. 685,000 performance-based stock units have been awarded and none have vested. This leaves 805,798 shares currently available for issuance of new options, restricted shares or stock units under the 1994 Plan. Upon approval of the 2014 Plan by stockholders at the Annual Meeting, no new awards will be made under the 1994 Plan. The closing price of our Common Stock as reported by Nasdaq on March 28, 2014 was $2.03.
We do not believe that earlier adoption of the 2014 Plan would have affected the number or types of awards that were awarded under the 1994 Plan for performance in 2013. Future grants are not presently determinable, and it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups for 2014. However, if the 2014 Plan is not approved the total amount of options awarded may be curtailed.
Administration and Eligibility
The selection of persons who will receive awards under the 2014 Plan and the sizes and types of awards will be generally determined by the Compensation Committee. All of the Company’s directors and employees are eligible to participate in the 2014 Plan. As of March 28, 2014, the Company had 67 employees. Consultants of the Company or any affiliate, who are capable of contributing significantly to the successful performance of the Company, are also eligible to participate in the 2014 Plan, but only for awards other than incentive stock options.
Awards under the 2014 Plan will be either granted at the discretion of the Compensation Committee, with ratification of the Compensation Committee’s actions by the Board or recommended by the Compensation Committee for approval by the Board. The Compensation Committee determines the recipients and, within the limits of the 2014 Plan, establishes the terms and conditions of each award. In the case of stock options, the terms and conditions include the exercise price, the form of payment of the exercise price, the number of shares subject to the option, and the dates at which the option becomes exercisable. However, the exercise price of any incentive stock option granted under the 2014 Plan may not be less than the fair market value of the Common Stock on the date of grant and the term of any such option cannot be greater than 10 years. The Compensation Committee determines the exercise price of any non-statutory stock option. In the case of restricted stock, the terms and conditions include the restrictions on ownership and the dates upon which the restrictions lapse.
If the 2014 Plan is approved by stockholders, the exercise price of any stock option (nonstatutory and incentive) and the base price of any stock appreciation right awarded granted under the 2014 Plan will not be less than 100% of the fair market value of the Common Stock on the date of grant and the term of any such option or stock appreciation right will not be greater than 10 years.
Subject to certain limitations, the Compensation Committee or the Board may delegate to one or more of our executive officers the power to make awards to participants who are not subject to Section 16 of the Exchange Act or “covered employees” for purposes of Section 162(m) of the Tax Code. In January 2013, the Board granted such authority to Mr. Pucci and Mr. Lawrence.
Adjustments to Reflect Certain Events and Transactions
If the outstanding Common Stock of the Company changes as a result of a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, or the like, the 2014 Plan provides for the Compensation Committee to substitute or adjust: (a) the number and class of securities subject to outstanding award or the type of consideration to be received upon exercise or payment of an award, (b) the exercise price of options, (c) the aggregate number and class of securities for which awards may be granted under the 2014 Plan, and/or (d) the maximum number of securities with respect to which an employee may be granted awards during any calendar year. In the event of a merger or consolidation to which the Company is a party or other specified transactions, the 2014 Plan authorizes the Compensation Committee to make such changes and adjustments to outstanding awards as it deems equitable including causing any award to become vested in whole or in part, be assumed by a successor or acquirer, or be cancelled in consideration of a cash payment equal to the fair value of the cancelled award.
Withholding
The Company is generally required to withhold tax on the amount of income recognized by a participant with respect to an award. Withholding requirements may be satisfied, as provided in the agreement evidencing the award, by (a) tender of a cash payment to the Company, (b) withholding of shares of common stock otherwise issuable, or (c) delivery to the Company by the participant of unencumbered shares of common stock.
Termination and Amendment; Term of Plan
The Board may amend or terminate the 2014 Plan at any time. However, after the 2014 Plan has been approved by the stockholders of the Company, the board of directors may not amend or terminate the 2014 Plan without the approval of (a) the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations or the exchange or interdealer quotation system on which the common stock is listed or quoted, and (b) each affected participant if such amendment or termination would adversely affect such participant’s rights or obligations under any awards granted prior to the date of the amendment or termination.
Unless sooner terminated by the Board, the 2014 Plan will terminate ten years after it becomes effective. Once the 2014 Plan is terminated, no further awards may be granted or awarded under the 2014 Plan. Termination of the 2014 Plan will not affect the validity of any awards outstanding on the date of termination.
New Plan Benefits
Awards under the 2014 Plan are discretionary and the Compensation Committee has not yet determined to whom awards will be made and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the 2014 Plan to any individual or group of individuals.

Federal Income Tax Considerations
The following discussion briefly summarizes certain federal income tax consequences of awards under the 2014 Plan and does not attempt to describe all possible federal or any foreign, state, local, or other tax consequences related to awards or tax consequences based upon particular circumstances.
Incentive Stock Options.   Generally, a participant who is granted an incentive stock option will not recognize income on the grant or exercise of the option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an incentive stock option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of the incentive stock option in the same manner as on the exercise of a non-statutory stock option, as described below.
Non-statutory Stock Options.   A participant generally is not required to recognize income on the grant of a non-statutory stock option. Generally, ordinary income is instead required to be recognized on the date the non-statutory stock option is exercised. In general, the amount of ordinary income required to be recognized is the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.
Restricted Stock.   A participant who is granted restricted stock under the 2014 Plan is not required to recognize income with respect to the shares until the shares vest, unless the participant makes a special tax election to recognize income upon award of the shares. In either case, the amount of income the participant recognizes equals the fair market value of the shares of common stock at the time income is recognized.
Stock Appreciation Rights, Performance Shares, Stock Units and Other Stock Based Awards.   A participant generally is not required to recognize income on the grant of a stock appreciation right, an award of performance shares, an award of stock units, or any other stock based award. Generally, ordinary income is instead required to be recognized upon the issuance of shares and/or cash pursuant to the terms of the award. In general, the amount of ordinary income required to be recognized is the excess, if any, of the amount of cash and the fair market value of any shares received, over the amount, if any, paid for the award.
Gain or Loss on Sale or Exchange of Shares.   In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the 2014 Plan will be treated as capital gain or loss, if the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of Common Stock acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.
Deductibility by Company.   The Company generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, for a non-statutory stock option (including an incentive stock option that is treated as a non-statutory stock option, as described above), a restricted stock award, a stock appreciation right, a performance shares award, a stock units award, or any other stock-based award, the Company will be allowed to deduct the amount of ordinary income recognized by the participant, provided certain income tax reporting requirements are satisfied.
Performance-Based Compensation.   Subject to certain exceptions, Section 162(m) of the Tax Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2014 Plan has been designed to allow the grant of awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”
Tax Rules Affecting Nonqualified Deferred Compensation Plans.   Section 409A of the Tax Code imposes tax rules that apply to “nonqualified deferred compensation plans.” Failure to comply with, or to qualify for an exemption from, the rules with respect to an award could result in significant adverse tax results to the award recipient including immediate taxation upon vesting, an additional income tax of 20 percent of the amount of income so recognized, plus a tax in the nature of interest. The 2014 Plan is intended to comply with, or qualify for an exemption from, Section 409A of the Tax Code to the extent applicable.
Parachute Payments.   Where payments to certain persons that are contingent on a change of control exceed limits specified in the Tax Code, the person generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Any award under which vesting is accelerated by a change of control of the Company, would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.
Vote Required
The affirmative vote of a majority of the total votes cast by the stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote on this proposal is needed to approve the amendments to the 2014 Plan. If you submit a proxy without direction as to a vote on this matter, your proxy will be treated as a vote “FOR” this proposal. Broker non-votes and abstentions will not be treated as votes cast and will have no effect on the outcome of the vote on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3—APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED
1996 DIRECTOR STOCK OPTION PLAN
General
We are soliciting approval of an amendment to our Amended and Restated 1996 Director Stock Option Plan (the “Director Option Plan”), to increase the maximum number of shares of Common Stock available for awards made under the Plan by 250,000 shares from 950,500 shares to 1,200,500 shares.
On March 18, 2014, our Board voted to amend the Director Option Plan, subject to stockholder approval, to increase the aggregate number of shares of Common Stock issuable under the Director Option Plan by 250,000 shares. If the proposed amendment is approved, the Director Option Plan would authorize the grant of non-statutory stock options for the purchase of a maximum of 1,250,500 shares of Common Stock, subject to adjustment for stock splits and similar capital changes, to eligible directors as defined below.
The following summary of the material terms of the Director Option Plan, as proposed to be amended, is qualified by reference to the full text of the Director Option Plan (attached to this Proxy Statement as Appendix C). You may also request and obtain a copy by writing to ArQule, Inc. at 19 Presidential Way, Woburn, MA 01801, Attn.: William B. Boni, Vice President, Investor Relations. Unless otherwise specified, capitalized terms used in this discussion have the meanings assigned to them in the Director Option Plan.
The purpose of the Director Option Plan is to attract and retain qualified non-employee directors to serve on our Board and to encourage stock ownership of our Common Stock by those directors so as to provide additional incentives to promote our success. The purpose of the amendment is to ensure that adequate shares of Common Stock are available to issue to eligible directors in the future.
We last increased the number of shares of Common Stock available under the Director Option Plan in May 2011. As of March 28, 2014, options to purchase an aggregate of 717,500 shares of Common Stock had been granted under the Director Option Plan, leaving 185,000 shares available for future grants. The latter amount reflects cancellation of lapsed and relinquished options to purchase 153,000 shares of Common Stock.
We granted an aggregate of 85,000 options under the Director Option Plan during 2013. As grants under the Director Option Plan are automatic in prescribed amounts, the amendment would not have affected the number of options granted pursuant to the Director Option Plan in 2013. However, if the amendment is not approved, the total amount of options granted in the future may be curtailed, particularly if the number of directors increases.
Administration and Eligibility
All of our non-employee directors, currently six directors, are eligible to participate in the Director Option Plan. Pursuant to the Director Option Plan, an option to purchase 30,000 shares of Common Stock is automatically granted to each non-employee director (other than the Chairman) at the time that he or she is first elected or appointed to the board of directors. This initial option becomes exercisable as to 10,000 shares on the date of the Company’s next three annual meetings of stockholders following the date of grant.
In addition, at each annual meeting of stockholders, each eligible director (other than the Chairman) serving as a member of the board of directors prior to and immediately after such annual meeting is automatically granted option to purchase 15,000 shares of Common Stock (whether or not the director is a nominee for election at such annual meeting). This annual option becomes exercisable as to all shares one year from the date of grant.
Upon the initial election of a non-employee director as Chairman of the Board, such non-employee director will be automatically granted an option to purchase 25,000 shares of Common Stock (in addition to the initial option awarded to directors). This initial option becomes exercisable as to 8,334 shares on the date of the Company’s next annual meeting of stockholders following the date of grant and as to 8,333 shares on the date of each of the next two annual meetings of stockholders.

In addition, at each annual meeting of stockholders, such eligible director serving as Chairman of the Board prior to and immediately after such annual meeting will be automatically granted an option to purchase 25,000 shares of Common Stock (whether or not the Chairman is a nominee for election at such annual meeting). This annual option becomes exercisable as to all shares one year from the date of grant.
The exercise price of options granted under the Director Option Plan, unless otherwise determined by the Board, is the closing price of our Common Stock reported by Nasdaq on the date of grant, and the term of each option granted under the Director Option Plan is ten years. The closing price of our Common Stock as reported by Nasdaq on March 28, 2014 was $2.03.
Currently, the Director Option Plan authorizes the grant of nonstatutory stock options for the purchase of up to a maximum of 950,500 shares of Common Stock, subject to adjustment for stock splits and similar capital changes, to eligible directors as discussed above.
All questions of interpretation with respect to the Director Option Plan and options granted under it are determined by the Board or a committee appointed by the board of directors, currently the Compensation Committee.
Federal Income Tax Considerations
General.
The following discussion briefly summarizes certain federal income tax aspects of nonstatutory options under the Director Option Plan. It does not attempt to describe all possible federal or any foreign, state, local or other tax consequences related to nonstatutory options or tax consequences based on particular circumstances.
Nonstatutory Stock Options.
A grantee generally is not required to recognize income on the grant of a nonstatutory stock option. Instead, ordinary income generally is required to be recognized on the date the nonstatutory stock option is exercised. In general, the amount of ordinary income required to be recognized in the case of a nonstatutory stock option is an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price.
Gain or Loss on Sale or Exchange of Director Option Plan Shares.
In general, gain or loss from the sale or exchange of shares granted under the Director Option Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.
Deductibility by Company.
In general, in the case of a nonstatutory stock option, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the grantee, provided that certain income tax reporting requirements are satisfied.
Parachute Payments.
Where payments to certain persons that are contingent on a change of control exceed limits specified in the Tax Code, the person generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. In the event that the vesting of nonstatutory stock options under the Director Option Plan is accelerated by a change of control of the Company, such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.
Tax Rules Affecting Nonqualified Deferred Compensation Plans.
Section 409A of the Tax Code imposes tax rules that apply to “nonqualified deferred compensation plans.” Failure to comply with, or to qualify for an exemption from, the new rules with respect to an option grant could result in significant adverse tax results to the grantee including immediate taxation upon vesting, an additional income tax of 20 percent of the amount of income so recognized, plus a special interest payment. The Director Option Plan is intended to comply with Section 409A of the Tax Code to the extent applicable, and the Board will administer and interpret the Director Option Plan and grants accordingly.
Vote Required
The affirmative vote of a majority of the total votes cast by the stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote on this proposal is necessary to approve the proposed amendment to the Director Option Plan. If you submit a proxy without direction as to a vote on this matter, the proxy will be voted “FOR” this proposal. Broker non-votes and abstentions will not be treated as votes cast and will have no effect on the outcome of the vote on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 4—RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking our stockholders to ratify the selection by our Audit Committee of PricewaterhouseCoopers LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2014. PricewaterhouseCoopers LLP has audited our financial statements since our inception.
The Audit Committee of our Board selected PricewaterhouseCoopers LLP to audit our financial statements and internal control over financial reporting for the year ending December 31, 2014. We expect that representatives of PricewaterhouseCoopers LLP will attend our Annual Meeting to respond to appropriate questions. They will also have the opportunity to make a statement if they so desire. PricewaterhouseCoopers LLP has no direct or indirect financial interest in the Company or in any of its subsidiaries, nor has it had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.
The following table presents fees billed and expected to be billed for professional audit and audit related services rendered by PricewaterhouseCoopers LLP for fiscal years 2013 and 2012.

	2013	2012
Audit Fees	$430,000	$479,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$430,000	$479,000

“Audit Fees” are fees for the audit of our consolidated financial statements and internal controls over financial reporting, included in our Annual Reports on Form 10-K, the review of interim financial statements included in our Quarterly Reports on Form 10-Q, other services normally associated with statutory and regulatory filings or engagements, and services that generally only the principal auditor can reasonably provide to a client, such as comfort letters, consents and assistance with review of documents to be filed with the SEC. In 2013, these fees included $6,000 incurred in connection with the filing of a Form S-3 with the SEC in December 2013.
The Audit Committee pre-approves each proposed service by PricewaterhouseCoopers LLP on a case-by-case basis. The Audit Committee does not have any pre-approval policies or procedures for PricewaterhouseCoopers LLP’s services. The Audit Committee approved 100% of the audit and audit-related services PricewaterhouseCoopers LLP provided to us in 2013 and 2012.
The affirmative vote of a majority of the total votes cast by the stockholders present at the Annual Meeting, in person or by proxy, and entitled to vote on this proposal is necessary to ratify the selection of PricewaterhouseCoopers LLP to audit our financial statements. If you submit a proxy without direction as to a vote on this matter, your proxy will be treated as a vote “FOR” this proposal. Abstentions will have no effect on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 5—ADVISORY VOTE ON APPROVAL OF THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS
The SEC’s proxy rules permit our stockholders to cast an advisory vote on the compensation of our named executive officers as described in this proxy statement. Furthermore, our Board recognizes that stockholders have a legitimate interest in executive compensation matters and a growing interest in voicing their approval on our policies with respect to such matters.
Accordingly, this proposal gives you, as a stockholder, the opportunity to endorse or not endorse our overall compensation programs and policies relating to our named executive officers, as described in detail in the Compensation Discussion and Analysis, the Summary Compensation Table and related compensation tables (and accompanying narrative disclosures) contained in this proxy statement, by voting for or against the compensation of our named executive officers. The affirmative vote of a majority of the total votes cast by the stockholders present at the Annual Meeting, in person or by proxy, is necessary to approve this proposal.
Your vote will not directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of our named executive officers. Because your vote is advisory, it will not be binding on the Board. However, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
We believe that our compensation policies and procedures support our business strategy by rewarding successful achievement of specific business goals, as well as our operating and financial results. Furthermore, we believe that our compensation policies and procedures, which provide performance-based incentives to maximize stockholder value, are strongly aligned with the long-term interests of our stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval of Related Person Transactions
Pursuant to our written Conflict of Interest Policy, no director, director nominee, or executive officer may enter into any transaction or relationship that is disclosable by the Company pursuant to SEC Regulation S-K, Item 404, without the prior approval of the disinterested members of our Compensation Committee. No director or executive officer may directly or indirectly approve, or represent the Company or the other party in arranging, the terms of any transaction between the Company and a party with which he/she has any relationship of a type that is disclosable by the Company pursuant to Item 404. All transactions between ArQule and a party with which a director or executive officer has such a relationship shall be on an arm’s length basis.
Relationships or transactions disclosable under Item 404 may be deemed acceptable and appropriate upon full disclosure of the relationship or transaction, review of all of the relevant factors, including those specified in our Conflict of Interest Policy, and approval by the disinterested members of our Compensation Committee.
Certain Relationships and Related Party Transactions
There is no amount due to or from a related party as of December 31, 2013 and there was no revenue from a related party in 2013.
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table and footnotes set forth certain information regarding the beneficial ownership of the Company’s Common Stock by persons known by us based on required filings made by the holders with the SEC to be beneficial owners of more than 5% of our Common Stock as of March 28, 2014.
We had approximately 63,717,072 shares of Common Stock outstanding as of March 28, 2014.

Name	Common Stock Owned	Options to Purchase Common Stock	Total Stock and Stock-based Holdings	Percent of Class
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	6,271,758	—	6,271,758	10.00%
OrbiMed Advisors LLC(2) OrbiMed Capital LLC 601 Lexington Avenue 54th Floor New York, NY 10022	5,702,000	—	5,702,000	9.09%
1Globe Capital LLC(3) 245 First Street Riverview II, 18th Floor Cambridge, MA 02142	4,008,664	—	4,008,664	6.39%
Pfizer Inc(4) 235 East 42nd Street New York, New York 10017	3,273,679	—	3,273,679	6.07%

(1)
  These shares are beneficially owned by BlackRock, Inc. based on the Schedule 13G Amendment filed with the SEC on February 7, 2014. The percentage of ownership is calculated as of March 28, 2014. According to the Schedule 13G, BlackRock, Inc. has sole voting power for 6,174,253 and sole dispositive power for 6,271,758 shares.
(2)
  These shares are beneficially owned by OrbiMed Advisors LLC and entities associated with it based on the Schedule 13G it filed with the SEC on February 13, 2014. The percentage of ownership is calculated as of March 28, 2014. According to the Schedule 13G, OrbiMed Advisors LLC and entities associated with it have shared voting power and shared dispositive power over all of the shares.

(3)
  These shares are beneficially owned by 1Globe Capital LLC based on the Schedule 13G it filed with the SEC on June 17, 2013. The percentage of ownership is calculated as of March 28, 2014. According to the Schedule 13G, 1Globe Capital LLC has sole voting power and sole dispositive power over all of the shares.
(4)
  These shares (issued to Pfizer Holdings Europe, Latouche House, International Financial Services Centre, Dublin 1, Ireland, a subsidiary of Pfizer Inc) are beneficially owned by Pfizer Inc based on the Schedule 13D filed with the SEC on February 14, 2006 by Pfizer Inc. The percentage of ownership is calculated as of March 28, 2014.
The following table and footnotes set forth certain information regarding the beneficial ownership of the Company’s Common Stock as of March 28, 2014 by (i) our directors, (ii) our named executive officers, and (iii) all directors and executive officers as a group. Shares of Common Stock underlying options include shares for which options are currently exercisable or will become exercisable within 60 days after March 28, 2014. Those options are deemed to be outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

Directors and Executive Officers(1)	Common Stock Owned	Options to Purchase Common Stock	Total Stock and Stock-based Holdings	Percent of Class
Timothy C. Barabe(2)	67,997	110,000	177,997	*
Susan L. Kelley	—	75,000	75,000	*
Ronald M. Lindsay	20,000	110,000	130,000	*
Michael D. Loberg	92,094	110,000	202,094	*
William G. Messenger	1,500	115,000	116,500	*
Patrick J. Zenner	40,015	170,000	210,015	*
Peter S. Lawrence	67,422	1,001,000	1,068,422	1.7%
Paolo Pucci	254,540	1,278,750	1,533,290	2.4%
Brian Schwartz	42,710	471,125	513,835	*
Directors and executive officers as a group (10 persons)	586,278	3,440,875	4,027,153	6.4%

*
  Indicates less than 1%.
(1)
  The persons named in the table have sole voting and investment power with respect to the shares beneficially owned by them, except as noted below or as otherwise provided under community property laws. Total Stock and Stock-based Holdings numbers include shares of Common Stock issuable pursuant to outstanding options that may be exercised within 60 days after March 28, 2014.
(2)
  Mr. Barabe disclaims any direct, indirect or beneficial ownership of 420 shares of Common Stock owned by his spouse.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Our executive officers and directors are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership of our securities with the SEC. Copies of those reports must also be furnished to us, unless we and the person reporting have agreed that we will file on his or her behalf pursuant to a power of attorney.
We file reports required under Section 16(a) on behalf of all our directors and officers pursuant to powers of attorney. Based solely on a review of the copies of reports furnished to, or filed by, us and written representations that no other reports were required, we believe that during 2013, our executive officers and directors complied with all applicable Section 16(a) filing requirements except in two instances where due to administrative errors by the Company, Form 4 filings for Timothy C. Barabe and Michael. D. Loberg were filed late.
STOCKHOLDER PROPOSALS
If you wish to bring business before the 2015 Annual Meeting of Stockholders and have your proposal included in the proxy statement and card for that meeting, you must give written notice to ArQule by December 12, 2014, provided that the 2015 Annual Meeting of Stockholders is within 30 days of May 13, 2014 (December 12, 2014 being the date 120 days before the anniversary of the date the 2014 proxy statement was mailed to stockholders).
If you intend to bring such a proposal at the 2015 Annual Meeting outside the SEC’s stockholder proposal rules, or wish to propose a director nomination at the 2015 Annual Meeting, you must provide written notice to ArQule of such proposal or nomination by February 27, 2015 (the date 75 days before the anniversary of the 2014 Annual Meeting).
Notices of stockholder proposals and nominations should be given in writing to:
Peter S. Lawrence
President and Chief Operating Officer
ArQule, Inc.
19 Presidential Way
Woburn, Massachusetts, 01801
OTHER MATTERS
Our Board does not know of any business to come before the Annual Meeting other than the matters described in the Notice of Annual Meeting. If other business is properly presented for consideration at the meeting, the enclosed proxy authorizes the persons named therein to vote the shares represented thereby in their discretion.
A copy of our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on March 5, 2014, accompanies this Proxy Statement. Any exhibit to Form 10-K is also available upon written request at a reasonable charge for copying and mailing. Written requests should be addressed to:
William B. Boni
Vice President, Investor Relations/Corporate Communications
ArQule, Inc.
19 Presidential Way
Woburn, Massachusetts 01801
Copies of these documents may also be accessed electronically by means of the SEC’s website at http://www.sec.gov and http://www.proxyvote.com. The Annual Report on Form 10-K is not part of the proxy solicitation materials.

EXHIBIT A
ARQULE, INC.
MAJORITY VOTING POLICY
WITH RESPECT TO THE ELECTION OF DIRECTORS
(Adopted by the Board of Directors on March 18, 2014)
1.
  Resignation Following “Majority Withheld Vote”.   In an uncontested election of directors of ArQule, Inc. (the “Company”), any nominee for election as a director who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) shall, promptly following the date of the stockholders’ meeting at which the election occurred, tender his or her resignation to the Chairman of the Board of Directors for consideration by the Compensation, Nominating, and Governance Committee (the “Committee”) of the Board of Directors. In this Policy, an “uncontested election” shall mean an election in which the number of nominees for election as director shall be equal to the number of directors to be elected.
2.
  Recommendation by the Committee.   The Committee shall consider the resignation and, promptly following the date of the stockholders’ meeting at which the election occurred, shall recommend to the Board of Directors whether or not to accept it. The Committee shall be expected to accept the resignation except in situations where circumstances would warrant the applicable director continuing to serve on the Board of Directors. In considering whether or not to accept the resignation, the Committee will consider all factors deemed relevant by the Committee including, without limitation, the stated reason or reasons why stockholders “withheld” votes from the election of the director, the length of service and the qualifications of the director (including, for example, the impact the director’s resignation would have on the Company’s compliance with the requirements of applicable corporate and securities laws and the rules of any stock exchange on which the Company’s securities are listed for trading), such director’s contributions to the Company and whether the director’s resignation from the Board of Directors would be in the best interests of the Company.
3.
  Consideration of Alternatives.   The Committee will also consider a range of possible alternatives concerning the director’s tendered resignation as the Committee deems appropriate including, without limitation, acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Committee to have substantially resulted in the “withheld” votes.
4.
  Decision of the Board of Directors.   The Board of Directors shall act on the Committee’s recommendation within 90 days of the date of the stockholders’ meeting at which the election occurred. In considering the Committee’s recommendation, the Board of Directors will consider the information, factors and alternatives evaluated by the Committee and such additional information, factors and alternatives that the Board of Directors may consider to be relevant.
5.
  Form 8-K.   Following the Board of Directors’ decision on the Committee’s recommendation, the Company shall promptly disclose the decision regarding whether or not to accept the nominee’s resignation (or the reasons for rejecting the resignation, if applicable), as well as a summary of the factors considered, in a Form 8-K furnished to the SEC.
6.
  Non-Participation.   No director who, in accordance with this Policy, is required to tender his or her resignation, shall participate in the Committee’s deliberations or recommendation, or in the Board’s deliberations or determination, with respect to accepting or rejecting his or her resignation as a director.
7.
  Ad Hoc Committee.   If a majority of the members of the Committee received a Majority Withheld Vote in the same election, or the number of Committee members who received a Majority Withheld Vote in the same election is greater than a quorum of the Committee, the independent directors then serving on the Board of Directors whose terms have not yet expired or who received in the same election a greater number of votes “for” their election than votes “withheld” will appoint an ad hoc Board committee from amongst themselves (the “Ad Hoc Committee”), consisting of such number of
A-1

directors as they may determine to be appropriate, solely for the purpose of considering and making a recommendation to the Board of Directors with respect to the tendered resignations. The Ad Hoc Committee shall serve in place of the Committee and perform the Committee’s duties for the purposes of this Policy. Notwithstanding the foregoing, if an Ad Hoc Committee would have been created but fewer than three directors would be eligible to serve on it (including in circumstances where the entire Board of Directors receives a Majority Withheld Vote, the entire Board of Directors (other than any director whose resignation is being considered) will make the determination to accept or reject the tendered resignation without any recommendation from the Committee and without the creation of an Ad Hoc Committee.
8.
  Options Following Acceptance of Resignation.   If a resignation is accepted, the Board of Directors may, in accordance with the provisions of the Company’s amended certificate of incorporation and bylaws, (i) leave the vacancy in the board unfilled until the next annual meeting of stockholders, (ii) reduce the size of the Board of Directors, (iii) fill the vacancy created by the resignation by appointing a new director whom the Board of Directors deems to merit the confidence of stockholders, or (iv) call a special meeting of stockholders to consider new board nominee(s) to fill the vacant position(s).
9.
  Agreement of Current Directors.   Each of the current directors has agreed to abide by the provisions of this Policy and any subsequent candidate nominated by management will, as a condition of such nomination, be required to abide by this Policy.
10.
  Amendments to Policy.   The Board of Directors may at any time in its sole discretion supplement or amend any provision of this Policy, repeal this Policy in whole or part or adopt a new Policy relating to director elections with such terms as the Board of Directors determines in its sole discretion to be appropriate. Except as otherwise set forth herein, the Board of Directors will have the exclusive power and authority to administer this Policy, including without limitation the right and power to interpret the provisions of this Policy and make all determinations deemed necessary or advisable for the administration of this Policy. All such actions, interpretations and determinations which are done or made by the Board of Directors in good faith will be final, conclusive and binding.
A-2

EXHIBIT B

ARQULE, INC.

2014 EQUITY INCENTIVES PLAN
1.
  Purpose; Effective Date.
 1.1   The purpose of the Plan is to attract and retain key Employees and Consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.
 1.2    The Plan is effective as of May 13, 2014, subject to approval by an affirmative vote of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at the 2014 Annual Meeting of Stockholders of the Company.
2. Definitions.   In the Plan, except where the context otherwise indicates, the following definitions shall apply:
 2.1   “Adjustment Event” means an event in which there occurs any change in the outstanding Common Stock by reason of any corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, split-up, spin-off, combination, or exchange of shares).
 2.2   “Affiliate” means a corporation, partnership, business trust, limited liability company, or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or indirectly, and any other entity designated by the Committee in which the Company has a significant interest.
 2.3   “Agreement” means an agreement or other document evidencing an Award. An Agreement may be in written or such other form as the Committee may specify in its discretion, and the Committee may, but need not, require a Participant to sign an Agreement.
 2.4   “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws and regulations, the Code, any stock exchange or quotation system on which Common Stock is listed or quoted and the applicable laws and regulations of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
 2.5   “Award” means a grant of an Option, Restricted Stock, a Restricted Stock Unit, a Performance Award, or an Other Stock-Based Award.
 2.6   “Board” means the Board of Directors of the Company.
 2.7   “Code” means the Internal Revenue Code of 1986, as amended.
 2.8   “Committee” means the Compensation, Nominating and Governance Committee of the Board or such other committee(s), subcommittee(s) or person(s) the Board or an authorized committee of the Board appoints to administer the Plan or to make and/or administer specific Awards hereunder. If no such appointment is in effect at any time, “Committee” shall mean the Board. Notwithstanding the foregoing, “Committee” means the Board for purposes of granting Awards to members of the Board who are not Employees, and administering the Plan with respect to those Awards, unless the Board determines otherwise.
 2.9   “Common Stock” means the Company’s common stock, $.01 par value per share.
 2.10   “Company” means ArQule, Inc. and any successor thereto.
 2.11   “Consultant” means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.
 2.12   “Date of Exercise” means the date on which the Company receives notice of the exercise of an Option in accordance with Section 7.
 2.13   “Date of Grant” means the date on which an Award is granted under the Plan.

 2.14   “Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death. In the absence of an effective designation of a beneficiary by a Participant, “Designated Beneficiary” shall mean (i) the Participant’s estate, if such amounts or rights are, under applicable inheritance laws, deemed to be part of the Participant’s estate, or (ii) such person who acquired the right to receive amounts due or exercise rights of the Participant by bequest or inheritance.
 2.15   “Director” means an individual who is a member of the Board or the board of directors of an Affiliate.
 2.16   “Eligible Person” means any person who is (a) an Employee, (b) a member of the Board or the board of directors of an Affiliate, or (c) a Consultant.
 2.17   “Employee” means any person who the Committee determines to be an employee of the Company or an Affiliate. A person will not be considered as an Employee under the Plan because such person is deemed to be a “common law” employee of the Company or any Affiliate.
 2.18   “Exercise Price” means the price per Share at which an Option or SAR may be exercised.
 2.19   “Fair Market Value” means, as of any date on which the Shares are listed or quoted on a securities exchange or quotation system, and except as otherwise determined by the Committee, the closing sale price of a Share as reported on such securities exchange or quotation system as of the relevant date, and if the Shares are not listed or quoted on a securities exchange or quotation system, then an amount equal to the then fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.
 2.20   “Full Value Award” means a Performance Award, Restricted Stock or Restricted Stock Units or any combination thereof and any Other Stock-Based Award (other than an Option or Stock Appreciation Right) under which the Participant receives the entire value of each Share that vests.
 2.21   “Incentive Stock Option” means an Option that the Committee designates as an incentive stock option under Section 422 of the Code.
 2.22   “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
 2.23   “Option” means an option to purchase Shares granted pursuant to Section 6.
 2.24   “Option Period” means the period during which an Option may be exercised.
 2.25   “Other Stock-Based Award” means an Award of Shares or units that are valued in whole or in part by reference to, or otherwise based on the value of Common Stock, granted pursuant to Section 12.
 2.26   “Participant” means an Eligible Person who has been granted an Award.
 2.27   “Performance Award” means a performance award granted pursuant to Section 8.
 2.28   “Performance Goals” means performance goals that the Committee establishes, which may be based on satisfactory internal or external audits, achievement of balance sheet or income statement objectives, cash flow, customer satisfaction metrics, achievement of customer satisfaction goals, dividend payments, earnings (including before or after taxes, interest, depreciation, and amortization), earnings growth, earnings per share, economic value added, expenses (including sales, general and administrative expenses), improvement of financial ratings, internal rate of return, market share, geographic expansion, net asset value, net income, net operating gross margin, net operating profit after taxes, net sales growth, operating income, operating margin, comparisons to the performance of other companies, pro forma income, regulatory compliance, business development, collaboration management, pre-clinical and clinical product development, return measures (including return on assets, designated assets, capital, capital employed, equity, or stockholder equity, and return versus the Company’s cost of capital), revenues, sales, stock price (including growth measures and total stockholder return), comparison to stock market indices, implementation or completion of one or more projects or transactions (including mergers, acquisitions, dispositions, and restructurings), working capital, or any other objective goals that the Committee establishes. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Performance Goals may be particular to an

Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates and may cover such period as the Committee may specify.
 2.29   “Performance Shares” means Shares awarded as part of a Performance Award.
 2.30   “Plan” means this ArQule, Inc. 2014 Equity Incentives Plan, as amended from time to time.
 2.31   “Restricted Stock” means Shares granted pursuant to Section 9.
 2.32   “Restricted Stock Units” means an Award providing for the contingent grant of Shares (or the cash equivalent thereof) pursuant to Section 10.
 2.33   “Section 422 Employee” means an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company, including a “parent corporation” or “subsidiary corporation” that becomes such after adoption of the Plan.
 2.34   “Share” means a share of Common Stock.
 2.35   “Stock Appreciation Right” or “SAR” means a right to receive any excess in value of Shares over the exercise price awarded to a Participant under Section 11.
 2.36   “Ten-Percent Stockholder” means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company.
 2.37   “Transaction” means a merger or consolidation to which the Company is a party or any sale, disposition or exchange of at least 50% of the Company’s Common Stock or all or substantially all of the Company’s assets for cash, securities or other property, or any other similar transaction or event.
Unless the context expressly requires the contrary, references in the Plan to (a) the term “Section” refers to the sections of the Plan, and (b) the word “including” means “including (without limitation).”
3. Administration.   The Committee shall administer the Plan and shall have plenary authority, in its discretion, to grant Awards to Eligible Persons, subject to the provisions of the Plan. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine (i) who is an Employee or a Designated Beneficiary; (ii) the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder; (iii) the Eligible Persons to whom it grants Awards, the terms (which terms need not be identical) of all Awards, including without limitation, the Exercise Price of Options, the time or times at which Awards are granted, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, and the periods during which Options may be exercised and Restricted Stock shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by Award recipients, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority and discretion to interpret the Plan and Agreements, prescribe, amend and rescind rules and regulations relating to them, and make all other determinations deemed necessary or advisable for the administration of the Plan and Awards granted hereunder. The determinations of the Committee on the matters referred to in this Section 3 shall be binding and final. The Committee, in its sole discretion and on such terms and conditions as it may provide, may, consistent with the requirements of Applicable Laws, delegate all or any part of its authority and powers under the Plan to one or more members of the Board or officers of the Company, except that the Committee may not delegate all or any part of its authority under the Plan with respect to Awards granted to a nonemployee Director. Notwithstanding the foregoing, with respect to Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, the Committee may not delegate its authority and powers with respect to such Awards if such delegation would cause the Awards to fail to so qualify.

4. Eligibility.   Awards may be granted only to Eligible Persons, provided that Incentive Stock Options may be granted only to Eligible Persons who are Section 422 Employees.
5. Stock Subject to Plan.
 5.1   Subject to adjustment as provided in Section 5.2 or Section 14 or amendment of the Plan pursuant to Section 15, the maximum number of Shares that may be issued pursuant to Awards (including Incentive Stock Options) under the Plan shall equal the sum of (a) 3,750,000 and (b) any Shares that otherwise would have been returned to the Amended and Restated 1994 Equity Incentive Plan after the Effective Date , on account of the expiration, cancellation or forfeiture of awards granted under the Company’s Amended and Restated 1994 Equity Incentive Plan. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.
 5.2   If any Shares subject to an Award under the Plan or an award outstanding under the Company’s Amended and Restated 1994 Equity Incentive Plan are, or any Award or award outstanding under the Company’s Amended and Restated 1994 Equity Incentive Plan is settled for cash, the Shares shall, to the extent of such forfeiture or cash settlement, again be available for Awards under the Plan subject to the following sentence. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iii) Shares subject to an SAR settled in Shares for which the Award is exercised (that is, Shares actually issued pursuant to an SAR, as well as the Shares that represent payment of the exercise price) will cease to be available under the Plan.
 5.3   Subject to adjustment as provided in Section 14, the maximum number of Shares with respect to which an Employee may be granted Awards under the Plan (whether settled in Shares or the cash equivalent thereof) during any calendar year is one million (1,000,000) Shares. The maximum number of Shares with respect to which an Employee has been granted Awards shall be determined in accordance with Section 162(m) of the Code.
 5.4   Notwithstanding the provisions of Section 5, for any two (2) Shares issued in connection with a Full Value Award, three (3) fewer Shares will be available for issuance in connection with Awards under Section 5.1.
 5.5   Shares of Common Stock underlying any outstanding stock option or Full Value Award granted under the Amended and Restated 1994 Equity Incentive Plan that, after the Effective Date, expires, or is terminated, surrendered or forfeited, in whole or in part, for any reason without issuance of such Shares shall be available for the grant of new Awards under this Plan. For purposes of Section 5.7, for any two (2) Shares added back in connection with a Full Value Award, three (3) Shares will be available for issuance in connection with Awards under Section 5.1.
6.
  Options.
 6.1   Options granted under the Plan shall be either Incentive Stock Options or Nonqualified Stock Options, as designated by the Committee. Each Option granted under the Plan shall be a Nonqualified Stock Option unless expressly identified as an Incentive Stock Option, and each Option shall be evidenced by an Agreement that specifies the terms and conditions of the Option. Options shall be subject to the terms and conditions set forth in Section 6 and such other terms and conditions not inconsistent with the Plan as the Committee may specify. The Committee, in its discretion, may condition the grant or vesting of an Option upon the achievement of one or more specified Performance Goals.
 6.2   The Exercise Price of an Option granted under the Plan shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, on the Date of Grant is a Ten-Percent Stockholder, the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant.
 6.3   The Committee shall determine the Option Period for an Option, which shall be specifically set forth in the Agreement, provided that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to an Employee who on the Date of Grant is a Ten-Percent Stockholder) from its Date of Grant.

7.
  Exercise of Options.
 7.1   Subject to the terms of the applicable Agreement, an Option may be exercised, in whole or in part, by delivering to the Company a notice of the exercise, in such form as the Committee may prescribe, accompanied by (a) full payment for the Shares with respect to which the Option is exercised or (b) to the extent provided in the applicable Agreement, irrevocable instructions to a broker to deliver promptly to the Company cash equal to the Exercise Price of the Option.
 7.2   To the extent provided in the applicable Agreement or otherwise authorized by the Committee, payment of the Exercise Price may be made by delivery (including constructive delivery) of Shares (provided that such Shares, if acquired pursuant to an Option or other Award granted hereunder or under any other compensation plan maintained by the Company or any Affiliate, have been held by the Participant for such period, if any, as the Committee may specify) valued at Fair Market Value on the Date of Exercise.
 7.3   To the extent provided in the applicable Agreement, an Option may be exercised by directing the Company to withhold from the Shares to be issued upon exercise of the Option (or portion thereof) being exercised a number of Shares having a Fair Market Value not in excess of the aggregate Exercise Price of the Option (or portion thereof being exercised), with payment of the balance of the Exercise Price, if any, being made pursuant to Section 7.1 and/or Section 7.2.
8. Performance Awards.   Each Performance Award granted under the Plan shall be evidenced by an Agreement that (a) provides for the payment of cash or issuance of Shares to a Participant contingent upon the attainment of one or more specified Performance Goals over such period as the Committee may specify, and (b) contains such other terms and conditions as the Committee may specify. If the terms of a Performance Award provide for payment in the form of Shares, for purposes of Section 5.3, the Performance Award shall be deemed to cover a number of Shares equal to the maximum number of Shares that may be issued upon payment of the Award. If the terms of a Performance Award provide for payment in the form of cash, the maximum cash amount payable to any Employee pursuant to all Performance Awards granted to an Employee during a calendar year shall not exceed two million dollars $2,000,000.
9. Restricted Stock Awards.   Each Award of Restricted Stock under the Plan shall be subject to an Agreement specifying the terms and conditions of the Award. Restricted Stock granted under the Plan shall consist of Shares that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as the Committee may specify. Such terms and conditions may provide, in the discretion of the Committee, for the lapse of such transfer restrictions or forfeiture provisions to be contingent upon the achievement of one or more specified Performance Goals.
10. Restricted Stock Unit Awards.   Each Award of Restricted Stock Units under the Plan shall be evidenced by an Agreement that (a) provides for the issuance of Shares (or the cash equivalent thereof) to a Participant at such time(s) as the Committee may specify and (b) contains such other terms and conditions as the Committee may specify, including terms that condition the issuance, vesting, or payment of Restricted Stock Unit Awards upon the achievement of one or more specified Performance Goals.
11. Stock Appreciation Rights.
 11.1   Subject to the provisions of the Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. SARs granted in tandem with Options shall have an Exercise Price not less than the Exercise Price of the related Option. SARs granted alone and unrelated to an Option shall have an Exercise Price not less than the Fair Market Value of a Share on the date of such Award.
 11.2   Any SAR related to an Option, which SAR can only be exercised upon or during limited periods following a change of control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change of control or paid during the thirty-day period immediately preceding the occurrence of the change of control in any transaction reported in the stock market in which the Common Stock is normally traded. No SAR may be exercised more than ten years from the date of Award.

12. Other Stock-Based Awards.   The Committee may in its discretion grant stock-based awards of a type other than those otherwise provided for in the Plan, including the issuance or offer for sale of unrestricted Shares (“Other Stock-Based Awards”). Other Stock-Based Awards shall cover such number of Shares and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting of the Other Stock-Based Award upon the achievement of one or more Performance Goals. Shares awarded in connection with Other Stock Awards shall be issued for no cash consideration or such minimum consideration as may be required by Applicable Laws.
13. Dividends and Dividend Equivalents.   The terms of an Award may provide a Participant with the right, subject to such terms and conditions as the Committee may specify, to receive dividend payments or dividend equivalent payments with respect to Shares covered by such Award, which payments (a) may be either made currently or credited to an account established for the Participant, (b) may be made contingent upon the achievement of one or more Performance Goals, and (c) may be settled in cash or Shares, as determined by the Committee; provided, however, that any Shares or other securities distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as those on such Restricted Shares and provided further that for any such Restricted Shares that are part of a Performance Award any such dividends shall be earned by the Participant only to the extent the Performance Goals underlying such are achieved and such Award is earned.
14. Capital Events and Adjustments.
 14.1   In the event of an Adjustment Event, the Committee shall provide for a substitution for or adjustment in: (a) the number and class of securities subject to outstanding Awards or the type of consideration to be received upon the exercise or vesting of outstanding Awards, (b) the Exercise Price of Options, (c) the aggregate number and class of Shares for which Awards thereafter may be granted under the Plan, and (d) the maximum number of Shares with respect to which an Employee may be granted Awards during any calendar year.
 14.2   Any provision of the Plan or any Agreement to the contrary notwithstanding, in the event of a Transaction, the Committee shall take such actions, and make such changes and adjustments to outstanding Awards as it deems equitable, and may in its discretion, cause any Award granted hereunder to (a) vest in whole or in part, (b) be assumed or continued by any successor or acquirer, and/or (c) be canceled (in whole or in part) in consideration of a payment (or payments), in such form as the Committee may specify, equal to the fair value of the canceled Award (or portion thereof), as determined by the Committee in its discretion. The fair value of an Option shall be deemed to be equal to the product of (a) the number of Shares the Option covers (and has not previously been exercised) and (b) the excess, if any, of the Fair Market Value of a Share as of the date of cancellation over the Exercise Price of the Option. For sake of clarity and notwithstanding anything to the contrary herein, (a) the fair value of an Option would be zero if the Fair Market Value of a Share is equal to or less than the Exercise Price and (b) payments in cancellation of an Award in connection with a Transaction may be delayed to the same extent that payment of consideration to holders of Shares in connection with the Transaction is delayed as a result of escrows, earn-outs, holdbacks, or any other contingencies.
 14.3   The Committee need not take the same action under Section 14 with respect to all Awards or with respect to all Participants and may, in its discretion, take different actions with respect to vested and unvested portions of an Award. No fractional shares or securities shall be issued pursuant to any adjustment made pursuant to Section 14, and any fractional shares or securities resulting from any such adjustment shall be eliminated by rounding downward to the next whole share or security, either with or without payment in respect thereof, as determined by the Committee. All determinations required to be made under Section 14 shall be made by the Committee in its discretion and shall be final and binding.
15. Termination or Amendment.   The Board may amend or terminate the Plan in any respect at any time; provided, however, that after the stockholders of the Company have approved the Plan, the Board shall not amend or terminate the Plan without approval of (a) the Company’s stockholders to the extent Applicable Laws require stockholder approval of the amendment or termination, and (b) each affected Participant if the amendment or termination would adversely affect the Participant’s rights or obligations under any Award granted prior to the date of the amendment or termination.

16. Modification, Substitution of Awards.
 16.1   Subject to the terms and conditions of the Plan, the Committee may modify the terms of any outstanding Awards; provided, however, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant’s rights or obligations under such Award, and (b) except as approved by the Company’s stockholders pursuant to Section 17, or in connection with a Adjustment Event, the Committee may not modify the terms of outstanding Awards to reduce the Exercise Price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs.
 16.2   Anything contained herein to the contrary notwithstanding, Awards may, in the discretion of the Committee, be granted under the Plan in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or an Affiliate. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the awards in substitution for which they are granted. Such substitute Awards shall not be counted toward the Share limit imposed by Section 5.3, except to the extent the Committee determines that counting such Awards is required in order for Awards granted hereunder to be eligible to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.
17. Stockholder Approval.   The Plan and any amendments hereto requiring stockholder approval pursuant to Section 15 are subject to approval by vote of the stockholders of the Company at the next annual or special meeting of stockholders following adoption by the Board. If the adoption of the Plan is not so approved by the Company’s stockholders, any Awards granted under the Plan shall be cancelled and void ab initio immediately following such next annual or special meeting of stockholders.
18. Withholding.   The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Award granted hereunder shall be subject to satisfaction of applicable federal, state, local, and foreign tax withholding requirements. To the extent authorized by the Committee, and in accordance with such rules as the Committee may prescribe, a Participant may satisfy any withholding tax requirements by one or any combination of the following means: (a) tendering a cash payment, (b) authorizing the Company to withhold Shares otherwise issuable to the Participant, or (c) delivering to the Company already-owned and unencumbered Shares.
19. Term of Plan.   Unless sooner terminated by the Board pursuant to Section 15, the Plan shall terminate on the date that is ten (10) years after the Effective Date, and no Awards may be granted or awarded after such date. The termination of the Plan shall not affect the validity of any Award outstanding on the date of termination.
20. Indemnification of Committee.   In addition to such other rights of indemnification as they may have as members of the Board or Committee, the Company shall indemnify members of the Committee against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.
21. General Provisions.
 21.1   The establishment of the Plan shall not confer upon any Eligible Person any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan. Participation in the Plan shall not give an Eligible Person any right to be retained in the service of the Company or any Affiliate.
 21.2   Neither the adoption of the Plan nor its submission to the Company’s stockholders shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant or assume options, warrants, rights, restricted stock or other awards otherwise than under the Plan, or to adopt other stock option, restricted stock, or other plans, or to impose any requirement of stockholder approval upon the same.
 21.3   The interests of any Eligible Person under the Plan and/or any Award granted hereunder are not subject to the claims of creditors and may not, in any way, be transferred, assigned, alienated or encumbered except to the extent provided in an Agreement.
 21.4   The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware without giving effect to conflict of laws principles.
 21.5   Notwithstanding any other provision of the Plan or any Agreement to the contrary, Awards and any Shares issued or payments made under Awards shall be subject to any compensation clawback or recoupment policy (or policies) that the Company may have in effect from time to time, subject to such terms and conditions of such policy (or policies).
 21.6   The Committee may require each person acquiring Shares pursuant to Awards granted hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under Applicable Laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.
 21.7   The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards granted under the Plan, or record any person as a holder of record of Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies the Committee deems necessary, and without complying to the Board’s or Committee’s complete satisfaction, with all Applicable Laws.
 21.8   To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be given effect on a noncertificated basis, to the extent not prohibited by Applicable Laws. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional Shares or whether any fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
 21.9   Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.
 21.10   Except as specifically provided herein or in the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Share at the time of the Award except as otherwise provided in the applicable Award.
 21.11   Awards granted under this Plan are intended to comply with the requirements of Section 409A of the Code (including the exceptions thereto), to the extent applicable, and shall be interpreted in accordance with such requirements. Notwithstanding anything to the contrary herein, if the issuance of shares or payment of cash under an Agreement constitutes the payment to a Participant of nonqualified deferred compensation for purposes of Section 409A of the Code and the Participant is a “specified employee” (as determined under Treas. Reg. § 1.409A-1(i)), then such issuance of Shares or payment of cash shall, to the extent necessary to comply with the requirements of Section 409A of the Code, be made on the later of (a) the date specified in the Agreement or (b) the date that is six (6) months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death). In no event shall the Company or any of its Affiliates have any liability to any Participant with respect to any Award failing to qualify for any specific tax treatment (such as an Option designated as an incentive stock option failing to qualify for treatment as an incentive stock option under Section 422 of the Code) or for any taxes or penalties incurred by a Participant under Section 409A of the Code with respect to any Award. The Committee may grant Awards that qualify as performance-based compensation under Section 162(m) and awards that do not so qualify.

EXHIBIT C
ARQULE, INC.
Amended and Restated 1996 Director Stock Option Plan
(as proposed to be amended)
The purpose of this Amended and Restated 1996 Director Stock Option Plan (the “Plan”) of ArQule, Inc. (the “Company”) is to attract and retain highly qualified non-employee directors of the Company and to encourage ownership of stock of the Company by such directors so as to provide additional incentives to promote the success of the Company.
1.
  ADMINISTRATION OF THE PLAN.
Grants of stock options under this Plan shall be automatic as provided in Section 6. However, all questions of interpretation with respect to this Plan and options granted under it shall be determined by the Board of Directors of the Company (the “Board”) or by a committee consisting of one or more directors appointed by the Board and such determination shall be final and binding upon all persons having an interest in this Plan.
2.
  PERSONS ELIGIBLE TO PARTICIPATE IN THE PLAN.
Each director of the Company who is not an employee of the Company or of any subsidiary of the Company shall be eligible to participate in this Plan unless such director irrevocably elects not to participate.
3.
  SHARES SUBJECT TO THE PLAN.
(a)   The aggregate number of shares of the Company’s Common Stock, $0.01 par value (“Common Stock”) which may be optioned under this Plan is 1,200,000 shares. Shares issued under this Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
(b)   In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Company’s Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which options may be granted under this Plan and as to which options then outstanding shall be exercisable, and the option price of such options shall be appropriately adjusted so that the proportionate number of shares or other securities as to which options may be granted and the proportionate interest of holders of outstanding options shall be maintained as before the occurrence of such event.
(c)   In the event of a consolidation or merger of the Company with another corporation where the Company’s stockholders do not own a majority in interest of the surviving or resulting corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, any deferred exercise period shall be automatically accelerated and each holder of an outstanding option shall be entitled to receive upon exercise and payment in accordance with the terms of the option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Common Stock purchasable under his or her option; provided, however, that in lieu of the foregoing the Board may upon written notice to each holder of an outstanding option or right under this Plan, provide that such option or right shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised.
(d)   Whenever options under this Plan lapse or terminate or otherwise become unexercisable the shares of Common Stock which were subject to such options may again be subjected to options under this Plan. The Company shall at all times while this Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Plan.

4.
  NON-STATUTORY STOCK OPTIONS.
All options granted under this Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
5.
  FORM OF OPTIONS.
Options granted hereunder shall be in substantially the form of the attached EXHIBIT A or in such other form as the Board or any committee appointed pursuant to Section 1 above may from time to time determine.
6.
  GRANT OF OPTIONS AND OPTION TERMS.
(a)   AUTOMATIC GRANT OF OPTIONS.   Upon the initial election or appointment of any person as a member of the Board who is an eligible director (whether or not such election is at an annual meeting of stockholders or otherwise), such person shall automatically be granted (i) an option to purchase 30,000 shares of Common Stock (an “Initial Option”). In addition, at each annual meeting of stockholders, each eligible director serving as a member of the Board (other than the Chairman of the Board) prior to and immediately after such annual meeting (whether or not such director was reelected at such meeting) shall automatically be granted an annual option to purchase 15,000 shares of Common Stock (an “Annual Option”). Upon the initial election or appointment of any person who is an eligible director (whether or not such election is at an annual meeting of stockholders or otherwise) as the Chairman of the Board of Directors, such person shall automatically be granted (i) an option to purchase 25,000 shares of Common Stock (the “Initial Chairman Option”). In addition, at each annual meeting of stockholders, such eligible director serving as Chairman of the Board prior to and immediately after such annual meeting (whether or not such director was reelected at such meeting) shall automatically be granted an annual option to purchase 25,000 shares of Common Stock (the “Annual Chairman Option” and, together with the Initial Chairman Option, (the “Chairman Options”). The Annual Options together with the Initial Options and Chairman Options are sometimes collectively referred to as “Options”). No Options shall be granted hereunder after May 18, 2016.(1)
(b)   DATE OF GRANT.   The “Date of Grant” for Options granted under this Plan shall be the date of initial election as a director or appointment as Chairman or the date of the annual stockholder meeting at which such Option was granted, as the case may be in accordance with Section 6(a).
(c)   OPTION PRICE.   The option price for each Option granted under this Plan shall be not be less than 100% of the Fair Market Value of the Company’s Common Stock on the Date of Grant. For purposes of this Plan, “Fair Market Value” means, unless otherwise determined by the Board, the closing price for the Company’s Common Stock as reported by the NASDAQ Stock Market, Inc. on the Date of Grant; provided, however, that in all events shall Fair Market Value be determined pursuant to a method that complies with Proposed Treasury Regulation §1.409A-1(b) (5) or any successor provision.(2)
(d)   TERM OF OPTION.   The term of each Option granted under this Plan shall be ten years from the Date of Grant.
(e)   EXERCISABILITY OF OPTIONS.
(i)   The Initial Options granted under this Plan shall become exercisable with respect to 10,000 shares on the date of each of the Company’s next three annual meetings of stockholders following the Date of Grant, but in all cases if, and only if, the Option holder is a member of the Board at the opening of business on that date. The Initial Chairman Options granted under this Plan shall become exercisable with respect to 8,334 shares on the date of the Company’s next annual meeting of stockholders from the Date of

(1)
  This Plan was amended by the Board to extend the period during which Options may be granted to ten years after May 18, 2006, the date of the 2006 Annual Meeting of Stockholders of the Company at which the stockholders approved the amendment.
(2)
  This section was amended by the Board on January 16, 2007 to make the date of determination of Fair Market Value, the Date of Grant.

Grant and with respect to 8,333 shares on the date of each of the next two annual meetings of stockholders following such annual meeting of stockholders, but in all cases if, and only if, the Option holder is a member of the Board at the opening of business on that date.
(ii)   The Annual Options and Annual Chairman Options granted under this Plan shall become exercisable with respect to all shares on the Date of Grant.
(f)   GENERAL EXERCISE TERMS.   Directors holding exercisable Options under this Plan who cease to serve as members of the Board may, during their lifetime, exercise the rights they had under such Options at the time they ceased being a director for the full unexpired term of such Option. Any rights that have not yet become exercisable shall terminate upon cessation of membership on the Board. Upon the death of a director, those entitled to do so shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights which were available to the director at the time of his or her death. The rights of the Option holder may be exercised by the holder’s guardian or legal representative in the case of disability and by the beneficiary designated by the holder in writing delivered to the Company or, if none has been designated, by the holder’s estate or his or her transferee in accordance with this Plan, in the case of death. Options granted under this Plan shall terminate, and no rights thereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this section, no rights under any Options may be exercised after the expiration of ten years from their Date of Grant.
(g)   METHOD OF EXERCISE AND PAYMENT.   Options may be exercised only by written notice to the Company at its principal office accompanied by payment of the full Option price for the shares of Common Stock as to which they are exercised. The Option price shall be paid in cash or by check or in shares of Common Stock of the Company, or in any combination thereof. Shares of Common Stock surrendered in payment of the Option price shall have been held by the person exercising the Option for at least six months, unless otherwise permitted by the Board. The value of shares delivered in payment of the Option price shall be their fair market value, as determined in accordance with Section 6(c) above, as of the date of exercise. Upon receipt of such notice and payment, the Company shall promptly issue and deliver to the optionee (or other person entitled to exercise the Option) a certificate or certificates for the number of shares as to which the exercise is made.
(h)   NON-TRANSFERABILITY.   Options granted under this Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution, as permitted by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”) or, in the discretion of the Committee, upon such terms and conditions and to such extent as the Committee determines (which terms and conditions may be waived by the Committee in its discretion).
7.
  LIMITATION OF RIGHTS.
(a)   NO RIGHT TO CONTINUE AS A DIRECTOR.   Neither this Plan, nor the granting of an Option or any other action taken pursuant to this Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain an Option holder as a director for any period of time or at any particular rate of compensation.
(b)   NO STOCKHOLDERS’ RIGHTS FOR OPTIONS.   A director shall have no rights as a stockholder with respect to the shares covered by Options until the date the director exercises such Options and pays the Option price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Option is exercised and paid for.
8.
  AMENDMENT OR TERMINATION.
The Board may amend or terminate this Plan at any time, provided that, to the extent necessary or desirable to comply with Rule 16b-3, this Plan shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.
9.
  STOCKHOLDER APPROVAL.
The 1996 Director Stock Option Plan was approved by the stockholders of the Company by an affirmative vote of the holders of a majority of the shares of Common Stock present, or represented and entitled to vote, at the Company’s 1997 annual meeting of stockholders. Any further amendments hereto shall be subject to stockholder approval to the extent (i) required by law, (ii) required by Nasdaq or stock exchange listing requirements, as determined by the Board of Directors, or (iii) as desirable, as determined by the Board of Directors, to comply with Rule 16b-3. In the event any amendment to increase the number of shares of Common Stock which may be optioned under this Plan is not approved by the stockholders, all Options granted under this Plan with respect to shares from an increase not approved by stockholders shall be void and without effect.
10.
  GOVERNING LAW.
This Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.
11.
  COMPLIANCE WITH SECTION 409A OF THE CODE.
Notwithstanding any other provision of this Plan to the contrary, to the extent any grant (or a modification of a grant) of options under this Plan results in the deferral of compensation (for purposes of Section 409Aof the Code), the terms and conditions of the grant shall comply with Section 409A of the Code.

The Board of Directors amended and restated this Plan on March 16, 2000.
The amendment and restatement was approved by the stockholders at the Annual Meeting of Stockholders on May 18, 2000.
The Board of Directors amended and restated this Plan on March 21, 2002.
The amendment and restatement was approved by the stockholders at the Annual Meeting of Stockholders on May 16, 2002.
The Board of Directors amended and restated this Plan on March 14, 2003.
The amendment and restatement was approved by the stockholders at the Annual Meeting of Stockholders on May 21, 2003.
The Board of Directors amended and restated this Plan on April 7, 2004.
The amendment and restatement was approved by the stockholders at the Annual Meeting of Stockholders on May 19, 2004.
The Board of Directors amended and restated this Plan on April 4, 2005.
The amendment and restatement was approved by the stockholders at the Annual Meeting of Stockholders on May 18, 2005.
The Board of Directors amended and restated this Plan on March 13, 2006.
The amendment and restatement was approved by the stockholders at the Annual Meeting of Stockholders on May 18, 2006.
The Board of Directors amended and restated this Plan on January 16, 2007.
The amendment and restatement was approved by the stockholders at the Annual Meeting of Stockholders on May 18, 2007.
Pursuant to Section 13 (d) of this Plan, the Board of Directors amended and restated this Plan on January 21, 2010.
The Board of Directors determined that, in accordance with the terms of this Plan, applicable securities laws and regulations and Nasdaq market rules it was not necessary to obtain the stockholder approval for the amendment and restatement.

The Board of Directors amended and restated this Plan on March 14, 2011.
The amendment and restatement was approved by the stockholders at the Annual Meeting of Stockholders on June 1, 2011.
The Board of Directors amended and restated this Plan on January 22, 2014.
The Board of Directors determined that, in accordance with the terms of this Plan, applicable securities laws and regulations and Nasdaq market rules it was not necessary to obtain the stockholder approval for the amendment and restatement.
The Board of Directors amended and restated this Plan on March 18, 2014.

 [graphics ommited] ARQULE, INC. 19 PRESIDENTIAL WAY WOBURN, MA 01801 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Daylight Savings Time, May 12, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by ArQule, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Daylight Savings Time, May 12, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ArQule, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M73342-P50031 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ARQULE, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends a vote "FOR" the election of the nominees listed below and "FOR" All All Except nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. proposals 2, 3, 4 and 5. 1. To elect Ronald M. Lindsay, William G. Messenger and Patrick J. Zenner as directors to hold office for a term of three years and until their respective successors are elected and qualified. 2. To approve our new 2014 Equity Incentives Plan and the authorization of 3,750,000 shares of common stock to be available for issuance pursuant to !!! future awards made under the Plan. 3. To approve an amendment to our Amended and Restated 1996 Director Stock Option Plan to increase the number of shares of common stock available for issuance pursuant to future awards made under the Plan by 250,000 from 950,000 to 1,200,000 shares of common stock. 4. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2014. !!! 5. To approve, by non-binding vote, the compensation of our named executive officers. Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX]Date Signature (Joint Owners) Date

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Form 10-K and Stockholder Letter are available at www.proxyvote.com. M73343-P50031 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARQULE, INC. ANNUAL MEETING OF STOCKHOLDERS May 13, 2014 The undersigned stockholder of ArQule, Inc. hereby appoints Peter S. Lawrence and Robert J. Connaughton, Jr., and each of them acting individually, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ArQule, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of ArQule, Inc. at 19 Presidential Way, Woburn, Massachusetts 01801-5140 at 10:00 a.m. Eastern Daylight Savings Time on May 13, 2014 and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE AND "FOR" PROPOSALS 2, 3, 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THlS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side